SUBJECT TO COMPLETION, DATED FEBRUARY 14, 2005                   JPMCC 2005-LDP1

                      STRUCTURAL AND COLLATERAL TERM SHEET

                           --------------------------

                                 $2,321,427,000
                                  (Approximate)

        J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. COMMERCIAL
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-LDP1

                           --------------------------

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                          NOMURA CREDIT & CAPITAL, INC.
                          EUROHYPO AG, NEW YORK BRANCH
                        LASALLE BANK NATIONAL ASSOCIATION
                         PNC BANK, NATIONAL ASSOCIATION
                              Mortgage Loan Sellers

JPMORGAN                    ABN AMRO INCORPORATED                  [NOMURA LOGO]
PNC CAPITAL MARKETS, INC.                          DEUTSCHE BANK SECURITIES

The analyses in this report are based upon information provided by JPMorgan
Chase Bank, National Association, Nomura Credit & Capital, Inc., Eurohypo AG,
New York Branch, LaSalle Bank National Association, and PNC Bank, National
Association (the "Sellers"). The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for the securities referred to herein (the "Securities"). The information contained herein supersedes any previous information delivered to you by J.P. Morgan
Securities Inc., ABN AMRO Incorporated, Nomura Securities International, Inc.,
PNC Capital Markets, Inc. and Deutsche Bank Securities Inc., (the
"Underwriters") and will be superseded by one or more subsequent term sheets and ultimately by the applicable Prospectus and Prospectus Supplement. These materials are subject to change, completion, or amendment from time to time without notice, and the Underwriters are under no obligation to keep you advised of such changes. Any investment decision with respect to the Securities should be made by you based upon the information contained in the Prospectus and
Prospectus Supplement relating to the Securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of the Securities.

The attached information contains certain tables and other statistical analyses
(the "Computational Materials") which have been prepared in reliance upon information furnished by the Sellers. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials'
appropriateness in any particular context; nor as to whether the Computational
Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.
Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the Securities may differ from those shown in the
Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational
Materials. The principal amount and designation of any Security described in the
Computational Materials are subject to change prior to issuance. Neither the
Underwriters nor any of their affiliates make any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the Securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY THE UNDERWRITERS AND NOT BY THE
ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. THE UNDERWRITERS ARE NOT
ACTING AS AGENT FOR THE ISSUER OR ITS AFFILIATES IN CONNECTION WITH THE PROPOSED
TRANSACTION.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                  KEY FEATURES

CO-LEAD MANAGERS:        J.P. Morgan Securities Inc. (Sole Bookrunner)
                         ABN AMRO Incorporated
                         Nomura Securities International, Inc.

CO-MANAGERS:             PNC Capital Markets, Inc.
                         Deutsche Bank Securities Inc.

MORTGAGE LOAN SELLERS:   JPMorgan Chase Bank, National Association (30.2%)
                         Nomura Credit & Capital, Inc. (28.0%)
                         Eurohypo AG, New York Branch (22.1%)
                         LaSalle Bank National Association (11.0%)
                         PNC Bank, National Association (8.7%)

MASTER SERVICER:         [CMSA Compliant Servicer rated and/or approved by
                         Moody's, S&P and Fitch]

SPECIAL SERVICER:        Midland Loan Services, Inc.

TRUSTEE:                 Wells Fargo Bank, N.A.

PAYING AGENT:            LaSalle Bank National Association

RATING AGENCIES:         Moody's/S&P/Fitch

PRICING DATE:            On or about March 1, 2005

CLOSING DATE:            On or about March 10, 2005

CUT-OFF DATE:            With respect to each mortgage loan, the related due
                         date of such mortgage loan in March 2005 or, with
                         respect to those mortgage loans that were originated in
                         February 2005 and have their first payment date in
                         April 2005, March 1, 2005 or, with respect to those
                         mortgage loans that were originated in March, 2005 and
                         have their first payment date in May 2005, the
                         origination date of such mortgage loan.

DISTRIBUTION DATE:       15th of each month, or if the 15th day is not a
                         business day, on the next succeeding business day,
                         beginning in April 2005

PAYMENT DELAY:           14 days

TAX STATUS:              REMIC and with respect to the A-JFL Certificates, a
                         grantor trust in respect of its beneficial interest in
                         the swap contract

ERISA CONSIDERATION:     Class A-1, A-2, A-3, A-SB, A-4, A-J, A-JFL, B, C, D
                         and X-2

OPTIONAL TERMINATION:    1.0% (Clean-up Call)

MINIMUM DENOMINATIONS:   $10,000 for each class of Certificates other than the
                         Class X-2 Certificates and $1,000,000 with respect to
                         the Class X-2 Certificates.

SETTLEMENT TERMS:        DTC, Euroclear and Clearstream Banking

                           COLLATERAL CHARACTERISTICS

COLLATERAL CHARACTERISTICS                                ALL MORTGAGE LOANS      LOAN GROUP 1       LOAN GROUP 2
-------------------------------------------------------- -------------------- ------------------- -----------------

INITIAL POOL BALANCE (IPB):                                 $2,903,341,588      $2,557,322,744      $346,018,844
NUMBER OF MORTGAGE LOANS:                                              238                 178                60
NUMBER OF MORTGAGED PROPERTIES:                                        262                 200                62
AVERAGE CUT-OFF DATE BALANCE PER MORTGAGE LOAN:                $12,198,914         $14,366,982        $5,766,981
AVERAGE CUT-OFF DATE BALANCE PER PROPERTY:                     $11,081,456         $12,788,614        $5,580,949
WEIGHTED AVERAGE (WA) CURRENT MORTGAGE RATE:                        5.1572%             5.1279%           5.3744%
WEIGHTED AVERAGE UNDERWRITTEN (UW) DSCR:                              1.63x               1.64x             1.52x
WEIGHTED AVERAGE CUT-OFF DATE LOAN-TO-VALUE (LTV):                    68.9%               68.4%             72.3%
WEIGHTED AVERAGE MATURITY DATE LTV(1):                                62.5%               62.5%             62.3%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS)(2):                95                  93               114
WEIGHTED AVERAGE ORIGINAL AMORTIZATION TERM (MONTHS)(3):               347                 346               350
WEIGHTED AVERAGE SEASONING (MONTHS):                                     2                   2                 2
10 LARGEST MORTGAGE LOANS AS % OF IPB:                                38.2%               43.3%             39.7%
% OF MORTGAGE LOANS WITH ADDITIONAL DEBT:                              9.8%               10.7%              2.6%
% OF MORTGAGE LOANS WITH SINGLE TENANTS:                               9.6%               11.0%              0.0%

1    Excludes the fully amortizing mortgage loans.

2    Calculated with respect to the respective Anticipated Repayment Date for the ARD Loans.

3    Excludes mortgage loans that are interest only for the entire term.

                                     2 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN ONE OR MORE SUBSEQUENT TERM SHEETS AND, ULTIMATELY, BY THE FINAL
PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                        APPROXIMATE SECURITIES STRUCTURE

PUBLICLY OFFERED CLASSES
------------------------

              EXPECTED RATINGS     APPROXIMATE FACE    CREDIT SUPPORT      EXPECTED WEIGHTED    EXPECTED PAYMENT
   CLASS   (MOODY'S/FITCH/S&P)(1)     AMOUNT(2)       (% OF BALANCE)(3)   AVG. LIFE (YEARS)(4)      WINDOW(4)
-----------------------------------------------------------------------------------------------------------------

 A-1            Aaa/AAA/AAA            $87,796,000         20.000%               2.38            04/05 - 05/09
 A-2            Aaa/AAA/AAA           $994,485,000         20.000%               4.71            06/09 - 02/10
 A-3            Aaa/AAA/AAA           $198,053,000         20.000%               7.30            11/10 - 06/14
 A-SB           Aaa/AAA/AAA           $121,810,000         20.000%               6.90            06/09 - 08/14
 A-4            Aaa/AAA/AAA           $574,511,000         20.000%               9.80            09/14 - 01/15
 A-J            Aaa/AAA/AAA           $145,975,000         13.250%               9.90            01/15 - 02/15
 A-JFL          Aaa/AAA/AAA            $50,000,000         13.250%               9.90            01/15 - 02/15
 B               Aa2/AA/AA             $68,955,000         10.875%               9.93            02/15 - 02/15
 C              Aa3/AA-/AA-            $25,404,000         10.000%               9.93            02/15 - 02/15
 D                A2/A/A               $54,438,000          8.125%               9.93            02/15 - 02/15
 X-2            Aaa/AAA/AAA         $2,826,799,000          N/A                  N/A                  N/A

PRIVATELY OFFERED CLASSES
-------------------------

              EXPECTED RATINGS     APPROXIMATE FACE    CREDIT SUPPORT     EXPECTED WEIGHTED    EXPECTED PAYMENT
   CLASS   (MOODY'S/FITCH/S&P)(1)      AMOUNT(2)      (% OF BALANCE)(3)  AVG. LIFE (YEARS)(4)      WINDOW(4)
----------------------------------------------------------------------------------------------------------------

 X-1            Aaa/AAA/AAA         $2,903,341,588          N/A                N/A                    N/A
 A-1A           Aaa/AAA/AAA           $346,018,149         20.000%             N/A                    N/A
 E               A3/A-/A-              $29,033,000          7.125%             N/A                    N/A
 F            Baa1/BBB+/BBB+           $47,179,000          5.500%             N/A                    N/A
 G             Baa2/BBB/BBB            $25,405,000          4.625%             N/A                    N/A
 H            Baa3/BBB-/BBB-           $32,662,000          3.500%             N/A                    N/A
 J              Ba1/BB+/BB+            $14,517,000          3.000%             N/A                    N/A
 K               Ba2/BB/BB             $14,517,000          2.500%             N/A                    N/A
 L              Ba3/BB-/BB-            $10,887,000          2.125%             N/A                    N/A
 M               B1/B+/B+               $7,258,000          1.875%             N/A                    N/A
 N                B2/B/B                $7,259,000          1.625%             N/A                    N/A
 P               B3/B-/B-              $10,887,000          1.250%             N/A                    N/A
 NR              NR/NR/NR              $36,292,588          N/A                N/A                    N/A

(1)  Ratings presented for all classes represent expectations from the Issuer prior to the completion of each Rating Agency's final analysis.

(2)  Approximate, subject to a permitted variance of plus or minus 10%.

(3)  The credit support percentages set forth for Class A-1, Class A-2, Class
     A-3, Class A-SB, Class A-4 and Class A-1A certificates are represented in the aggregate. Credit support percentages presented for all classes represent estimates from the Issuer prior to the completion of each Rating
     Agency's final analysis.

(4)  The weighted average life and period during which distributions of principal would be received with respect to each class of certificates is based on the assumptions set forth under "Yield and Maturity
     Considerations-Weighted Average Life" in the prospectus supplement, and the assumptions that (a) there are no prepayments or losses on the mortgage loans, (b) each mortgage loan pays off on its scheduled maturity date or anticipated repayment date and (c) no excess interest is generated on the mortgage loans.

                                    3 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN ONE OR MORE SUBSEQUENT TERM SHEETS AND, ULTIMATELY, BY THE FINAL
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NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                              STRUCTURAL OVERVIEW

 o For the purposes of making distributions to the Class A-1, A-2, A-3, A-SB,
   A-4 and A-1A Certificates, the pool of mortgage loans will be deemed to consist of two loan groups ("Loan Group 1" and "Loan Group 2"). Generally, interest and principal distributions on the Class A-1, A-2, A-3, A-SB and A-4
   Certificates will be based on amounts available relating to Loan Group 1 and interest and principal distributions on the Class A-1A Certificates will be based on amounts available relating to Loan Group 2.

 o Interest payments will be made concurrently to the Class A-1, A-2, A-3, A-SB,
   A-4 and A-1A Certificates (pro rata to the Class A-1, A-2, A-3, A-SB and A-4
   Certificates, from Loan Group 1, and to the Class A-1A Certificates from Loan
   Group 2, the foregoing classes, collectively, the "Class A Certificates"),
   Class X-1 and X-2 Certificates and then, after payment of the principal distribution amount to such Classes (other than the Class X-1 and X-2
   Certificates), interest will be paid to the Class A-J and A-JFL Certificates, pro rata, and then, after payment of the principal distribution amount to such Classes, interest will be paid sequentially to the Class B, C, D, E, F,
   G, H, J, K, L, M, N, P and NR Certificates.

 o The pass-through rates on the Class [A-J, Class B, Class C, Class D, Class E,
   Class F, Class G, and Class H] Certificates will equal one of (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a
   360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified fixed pass-through rate and the rate described in clause (ii) above and (iv) the rate described in clause (ii) above less a specified percentage. In the aggregate, the Class X-1 and Class X-2
   Certificates will receive the net interest on the mortgage loans in excess of the interest paid on the other Certificates.

 o The pass-through rate on the Class A-JFL Certificates will be based on LIBOR plus a specified percentage. The initial LIBOR rate will be determined on the pricing date and subsequent LIBOR rates will be determined 2 business days before the start of the Class A-JFL accrual period. Under certain circumstances described in the prospectus supplement, the pass-through rate for the Class A-JFL Certificates may convert to a fixed rate [equal to [ ]%], subject to a cap at the weighted average of the net mortgage rates. See
   "Description of the Swap Contract--The Swap Contract" in the prospectus supplement. There may be special requirements under ERISA for purchasing the
   Class A-JFL Certificates. See "Certain ERISA Considerations" in the
   prospectus supplement.

 o All Classes, except for the Class A-JFL Certificates, will accrue interest on a 30/360 basis. The Class A-JFL Certificates will accrue interest on an actual/360 basis; provided that if the pass-through rate for the Class A-JFL
   Certificates converts to a fixed rate (subject to a cap at the weighted average of the net mortgage rates), interest will accrue on a 30/360 basis.

 o Generally, the Class A-1, A-2, A-3, A-SB and A-4 Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan Group 1 until the certificate principal balance of the Class A-1A Certificates has been reduced to zero, and the
   Class A-1A Certificates will be entitled to receive distributions of principal collected or advanced only in respect of mortgage loans in Loan
   Group 2 until the certificate balance of the Class A-4 Certificates has been reduced to zero. However, on any distribution date on which the certificate principal balance of the Class A-J, Class A-JFL and the Class B Certificates
   through Class NR Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the mortgage loans will be distributed (without regard to loan group) to the Class A-1, A-2, A-3, A-SB,
   A-4 and A-1A Certificates on a pro rata basis. Principal will generally be distributed on each Distribution Date to the Class of Certificates outstanding with the earliest alphabetical and numerical class designation until its certificate balance is reduced to zero (except that the Class A-SB
   Certificates are entitled to certain priority with respect to being paid down to their planned principal balance as described in the prospectus supplement). After the certificate balances of the Class A-1, A-2, A-3, A-SB,
   A-4, A-1A, A-J and A-JFL Certificates have been reduced to zero, principal payments will be paid sequentially to the Class B, C, D, E, F, G, H, J, K, L,
   M, N, P and NR Certificates, until the certificate balance for each such
   Class has been reduced to zero. The Class X-1 and Class X-2 Certificates do not have a certificate balance and therefore are not entitled to any principal distributions.

 o Losses will be borne by the Classes (other than the Class X-1 and X-2
   Certificates) in reverse sequential order, from the Class NR Certificates up to the Class B Certificates, then pro rata to the Class A-J and Class A-JFL
   Certificates and then pro rata to the Class A-1, Class A-2, Class A-3, Class
   A-SB, Class A-4 and Class A-1A Certificates (without regard to loan group).

 o Yield maintenance charges calculated by reference to a U.S. Treasury rate, to the extent received, will be allocated first to the Offered Certificates and the Class A-1A, E, F, G and H Certificates in the following manner: the holders of each class of Offered Certificates and the Class A-1A, E, F, G and
   H Certificates will receive, (with respect to the related Loan Group, if applicable in the case of the Class A-1, A-2, A-3, A-SB, A-4 and A-1A
   Certificates) on each Distribution Date an amount of Yield Maintenance
   Charges determined in accordance with the formula specified below (with any remaining amount payable to the Class X-1 Certificates).

                   Group Principal Paid to Class     (Pass-Through Rate on Class -- Discount Rate)
                  -------------------------------    ----------------------------------------------
   YM Charge  x                                   x
                     Group Total Principal Paid      (Mortgage Rate on Loan -- Discount Rate)

 o Any prepayment penalties based on a percentage of the amount being prepaid will be distributed to the Class X-1 Certificates.

 o The transaction will provide for a collateral value adjustment feature (an appraisal reduction amount calculation) for problem or delinquent mortgage loans. Under certain circumstances, the special servicer will be required to obtain a new appraisal and to the extent any such appraisal results in a downward adjustment of the collateral value, the interest portion of any P&I
   Advance will be reduced in proportion to such adjustment.
-------------------------------------------------------------------------------

                                    4 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    5 of 79

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NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                COLLATERAL CHARACTERISTICS -- ALL MORTGAGE LOANS

                         CUT-OFF DATE PRINCIPAL BALANCE

 RANGE OF PRINCIPAL                      NUMBER           PRINCIPAL         % OF          WA         WA UW
 BALANCES                               OF LOANS           BALANCE           IPB          LTV         DSCR
---------------------------------   --------------   -----------------   ---------   ----------   ----------

 $920,467 - $2,999,999                        60      $  124,641,907         4.3%    66.1%        1.63x
 $3,000,000 - $3,999,999                      29          98,732,016         3.4     69.2%        1.47x
 $4,000,000 - $4,999,999                      24         107,215,260         3.7     72.4%        1.57x
 $5,000,000 - $6,999,999                      29         172,783,323         6.0     71.4%        1.60x
 $7,000,000 - $9,999,999                      30         250,889,081         8.6     71.8%        1.48x
 $10,000,000 - $14,999,999                    28         333,398,657        11.5     71.4%        1.56x
 $15,000,000 - $24,999,999                    15         279,174,677         9.6     73.0%        1.47x
 $25,000,000 - $49,999,999                    14         471,869,675        16.3     66.3%        1.82x
 $50,000,000 - $149,999,999                    6         487,570,880        16.8     69.5%        1.76x
 $150,000,000 - $224,066,112                   3         577,066,112        19.9     64.9%        1.58x
---------------------------------             --      --------------       -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:                     238      $2,903,341,588       100.0%    68.9%        1.63x
---------------------------------            ---      --------------       -----     ----         ----
 AVERAGE BALANCE PER LOAN:          $12,198,914
 AVERAGE BALANCE PER PROPERTY:      $11,081,456

                        RANGE OF MORTGAGE INTEREST RATES

 RANGE OF MORTGAGE INTEREST         NUMBER          PRINCIPAL          % OF          WA         WA UW
 RATES                             OF LOANS          BALANCE            IPB          LTV         DSCR
-----------------------------   ------------   -----------------   ----------   ----------   ----------

 4.2440% - 4.9999%                      31      $  983,473,132         33.9%        65.6%        1.93x
 5.0000% - 5.4999%                     116       1,350,482,424         46.5         69.9%        1.50x
 5.5000% - 5.9999%                      78         490,511,457         16.9         72.5%        1.40x
 6.0000% - 6.4999%                      10          66,888,165          2.3         72.6%        1.45x
 6.5000% - 7.0000%                       3          11,986,410          0.4         62.7%        1.41x
-----------------------------          ---      --------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:               238      $2,903,341,588        100.0%        68.9%        1.63x
-----------------------------          ---      --------------        -----         ----         ----
 WA INTEREST RATE:                  5.1572%

               ORIGINAL TERMS TO MATURITY IN MONTHS/ARD IN MONTHS

                                   NUMBER         PRINCIPAL          % OF          WA         WA UW
 ORIGINAL TERMS TO MATURITY      OF LOANS         BALANCE            IPB          LTV         DSCR
-----------------------------   ----------   -----------------   ----------   ----------   ----------

 54 - 60                             38       $1,023,845,752         35.3%        67.0%        1.90x
 61 - 108                            23          240,514,222          8.3         70.3%        1.63x
 109 - 120                          164        1,579,898,055         54.4         70.0%        1.45x
 121 - 300                           13           59,083,558          2.0         65.0%        1.50x
-----------------------------       ---       --------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:            238       $2,903,341,588        100.0%        68.9%        1.63x
-----------------------------       ---       --------------        -----         ----         ----
 WA ORIGINAL LOAN TERM:              97

                             GEOGRAPHIC DISTRIBUTION

                             NUMBER OF       PRINCIPAL        % OF        WA       WA UW
 STATES                     PROPERTIES       BALANCE          IPB        LTV       DSCR
-------------------------- ------------ ----------------- ---------- ---------- ----------

 NEW YORK                  16            $  524,152,382       18.1%      66.4%      1.70x
 CALIFORNIA                27               435,252,758       15.0       73.8%      1.42x
   Southern California     23               245,783,129        8.5       71.9%      1.48x
   Northern California     4                189,469,629        6.5       76.4%      1.34x
 TEXAS                     35               280,758,248        9.7       68.3%      1.66x
 NEW JERSEY                3                248,887,160        8.6       61.8%      1.93x
 OTHER                     181            1,414,291,040       48.7       69.6%      1.60x
-------------------------- ---           --------------      -----       ----       ----
 TOTAL/WEIGHTED AVERAGE:   262           $2,903,341,588      100.0%      68.9%      1.63x

              UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS

                                 NUMBER        PRINCIPAL        % OF         WA        WA UW
 UW DSCR                       OF LOANS        BALANCE          IPB         LTV        DSCR
----------------------------  ----------  -----------------  ---------  ----------  ----------

 1.09x - 1.19x                      3      $   33,210,685        1.1%       48.3%       1.11x
 1.20x - 1.29x                     45         484,423,112       16.7        75.0%       1.26x
 1.30x - 1.39x                     56         557,317,720       19.2        70.9%       1.35x
 1.40x - 1.49x                     41         497,467,401       17.1        74.4%       1.44x
 1.50x - 1.69x                     48         403,817,765       13.9        72.7%       1.59x
 1.70x - 1.99x                     20         506,487,314       17.4        62.3%       1.89x
 2.00x - 2.99x                     20         399,829,760       13.8        60.2%       2.27x
 3.00x - 6.89x                      5          20,787,832        0.7        23.9%       4.66x
----------------------------       --      --------------      -----        ----        ----
 TOTAL/WEIGHTED AVERAGE:          238      $2,903,341,588      100.0%       68.9%       1.63x
----------------------------      ---      --------------      -----        ----        ----
 WEIGHTED AVERAGE UW DSCR:       1.63x
 MINIMUM UW DSCR:                1.09x
 MAXIMUM UW DSCR:                6.89x
----------------------------     ----      --------------      -----        ----        ----    --

(1) CALCULATED WITH RESPECT TO THE RESPECTIVE ANTICIPATE REPAYMENT DATE FOR THE
    ARD LOANS.

                 REMAINING TERMS TO MATURITY/ARD DATE IN MONTHS

 RANGE OF REMAINING TERMS        NUMBER         PRINCIPAL          % OF          WA         WA UW
TO MATURITY                    OF LOANS         BALANCE            IPB          LTV         DSCR
---------------------------   ----------   -----------------   ----------   ----------   ----------

 51 - 60                           38       $1,023,845,752         35.3%        67.0%        1.90x
 61 - 108                          24          244,336,815          8.4         70.2%        1.63x
 109 - 120                        163        1,576,075,462         54.3         70.0%        1.45x
 121 - 300                         13           59,083,558          2.0         65.0%        1.50x
---------------------------       ---       --------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:          238       $2,903,341,588        100.0%        68.9%        1.63x
---------------------------       ---       --------------        -----         ----         ----
 WA REMAINING TERM:                95

                           PROPERTY TYPE DISTRIBUTION

                                                       NUMBER OF       PRINCIPAL         % OF        WA          WA       WA UW
 PROPERTY TYPE                  SUB PROPERTY TYPE     PROPERTIES        BALANCE          IPB        LTV     OCCUPANCY     DSCR
--------------------------- ------------------------ ------------ ------------------ ---------- ---------- ----------- ----------

  RETAIL                    Anchored                       71      $   983,331,211       33.9%      69.3%      96.5%       1.68x
                            Super-regional Mall             1      $   224,066,112        7.7%      59.8%      96.4%       1.99x
                            Unanchored                     19      $    81,477,417        2.8%      71.9%      94.5%       1.47x
                            Shadow Anchored                 7      $    42,125,301        1.5%      72.9%      96.2%       1.34x
                             Subtotal:                     98      $ 1,331,000,041       45.8%      68.0%      96.4%       1.70x
--------------------------- ------------------------      ---      ---------------      -----      -----      -----       -----
  MULTIFAMILY               Garden                         64      $   346,632,333       11.9%      74.7%      93.2%       1.37x
                            Mid/High Rise                   4      $   290,703,219       10.0%      63.1%      96.6%       1.54x
                            Co-op                           2      $    13,279,492        0.5%      14.9%     100.0%       5.50x
                             Subtotal:                     70      $   650,615,044       22.4%      68.3%      94.8%       1.53x
--------------------------- ------------------------      ---      ---------------      -----      -----      -----       -----
  OFFICE                    Suburban                       23      $   344,590,750       11.9%      74.2%      94.3%       1.45x
                            CBD                             9      $   200,224,014        6.9%      69.9%      92.7%       1.89x
                             Subtotal:                     32      $   544,814,764       18.8%      72.6%      93.7%       1.61x
--------------------------- ------------------------      ---      ---------------      -----      -----      -----       -----
  INDUSTRIAL                Warehouse/Distribution          6      $    76,538,568        2.6%      74.8%      99.5%       1.50x
                            Flex                            4      $    28,212,944        1.0%      67.0%      98.1%       1.49x
                             Subtotal:                     10      $   104,751,511        3.6%      72.7%      99.1%       1.49x
--------------------------- ------------------------      ---      ---------------      -----      -----      -----       -----
  HOTEL                     Limited Service                 3      $    47,971,741        1.7%      62.9%      NAP         1.92x
                            Full Service                    4      $    47,884,454        1.6%      67.9%      NAP         1.54x
                             Subtotal:                      7      $    95,856,195        3.3%      65.4%      NAP         1.73x
--------------------------- ------------------------      ---      ---------------      -----      -----      -----       -----
  MIXED USE                 Office/Retail                   6      $    46,543,623        1.6%      73.2%      96.7        1.42x
                            Office/Residential              1      $    27,500,000        0.9%      43.0%     100.0%       1.09x
                             Subtotal:                      7      $    74,043,623        2.6%      62.0%      97.9%       1.30x
--------------------------- ------------------------      ---      ---------------      -----      -----      -----       -----
  SELF STORAGE              Self Storage                   31      $    70,624,016        2.4%      68.6%      82.7%       1.64x
                             Subtotal:                     31      $    70,624,016        2.4%      68.6%      82.7%       1.64x
--------------------------- ------------------------      ---      ---------------      -----      -----      -----       -----
  MANUFACTURED HOUSING      Manufactured Housing            6      $    21,214,748        0.7%      68.4%      75.5%       1.59x
                             Subtotal:                      6      $    21,214,748        0.7%      68.4%      75.5%       1.59x
--------------------------- ------------------------      ---      ---------------      -----      -----      -----       -----
  PARKING GARAGE            Parking Garage                  1      $    10,421,646        0.4%      69.0%      NAP         1.20x
                             Subtotal:                      1      $    10,421,646        0.4%      69.0%      NAP         1.20x
--------------------------- ------------------------      ---      ---------------      -----      -----      -----       -----
  TOTAL/WEIGHTED AVERAGE:                                 262      $ 2,903,341,588      100.0%      68.9%      95.1%       1.63x

                                    6 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN ONE OR MORE SUBSEQUENT TERM SHEETS AND, ULTIMATELY, BY THE FINAL
PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                COLLATERAL CHARACTERISTICS -- ALL MORTGAGE LOANS

                     ORIGINAL AMORTIZATION TERM IN MONTHS(1),(2)

                                   NUMBER         PRINCIPAL         % OF          WA          WA UW
 ORIGINAL AMORTIZATION TERM      OF LOANS         BALANCE           IPB          LTV         DSCR
-----------------------------   ----------   ----------------   ----------   ----------   ----------

 180 - 240                           10       $   43,358,481         2.2%       64.9%        1.49x
 241 - 300                           32          228,631,640        11.7        65.7%        1.78x
 301 - 330                            2          155,800,000         8.0        76.1%        1.28x
 331 - 360                          162        1,522,999,391        78.1        70.0%        1.49x
 TOTAL/WEIGHTED AVERAGE:            206       $1,950,789,512       100.0%       69.9%        1.51x
-----------------------------       ---       --------------       -----        ----         ----
 WA ORIGINAL AMORT TERM:            347

                        LTV RATIOS AS OF THE CUT-OFF DATE

                                   NUMBER         PRINCIPAL          % OF          WA          WA UW
 CUT-OFF LTV                     OF LOANS         BALANCE            IPB          LTV         DSCR
-----------------------------   ----------   -----------------   ----------   ----------   ----------

 11.3% - 49.9%                        13      $   73,229,729          2.5%    39.1%        2.40x
 50.0% - 59.9%                        31         506,718,091         17.5     58.0%        2.09x
 60.0% - 64.9%                        20         588,672,978         20.3     62.2%        1.71x
 65.0% - 69.9%                        31         226,080,570          7.8     68.6%        1.43x
 70.0% - 74.9%                        57         569,328,463         19.6     73.2%        1.48x
 75.0% - 79.9%                        76         746,652,963         25.7     78.2%        1.38x
 80.0% - 86.5%                        10         192,658,795          6.6     80.7%        1.51x
-----------------------------         --      --------------        -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:             238      $2,903,341,588        100.0%    68.9%        1.63x
-----------------------------        ---      --------------        -----     ----         ----
 WA CUT-OFF DATE LTV RATIO:         68.9%

                               AMORTIZATION TYPES

                                NUMBER         PRINCIPAL         % OF          WA          WA UW
 AMORTIZED TYPES              OF LOANS         BALANCE           IPB          LTV         DSCR
--------------------------   ----------   ----------------   ----------   ----------   ----------

 BALLOON LOANS(1),(2),(6)        162        1,215,454,365        41.8%        69.6%        1.61x
 INTEREST-ONLY(7)                 32          952,552,076        32.8         65.2%        1.91x
 PARTIAL INTEREST-ONLY            38          716,965,000        24.7         70.7%        1.33x
 FULLY AMORTIZING                  6           18,370,147         0.6         52.1%        1.74x
--------------------------       ---        -------------       -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:         238       $2,903,341,588       100.0%        68.9%        1.63x

                           CURRENT OCCUPANCY RATES(4)

 CURRENT OCCUPANCY              NUMBER OF         PRINCIPAL         % OF          WA          WA UW
 RATES                         PROPERTIES         BALANCE           IPB          LTV         DSCR
--------------------------   -------------   ----------------   ----------   ----------   ----------

 40.4% - 70.0%                      8         $   24,095,686         0.9%        70.4%        1.57x
 70.1% - 80.0%                      7             14,232,575         0.5         67.6%        1.70x
 80.1% - 90.0%                     51            446,117,094        15.9         71.3%        1.56x
 90.1% - 95.0%                     46            363,250,239        13.0         74.1%        1.39x
 95.1% - 100.0%                   142          1,949,368,152        69.7         67.5%        1.68x
--------------------------        ---         --------------       -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:          254         $2,797,063,747       100.0%        69.0%        1.63x

                     REMAINING AMORTIZATION TERM IN MONTHS(1)

REMAINING AMORTIZATION           NUMBER         PRINCIPAL         % OF          WA          WA UW
TERM                           OF LOANS         BALANCE           IPB          LTV         DSCR
---------------------------   ----------   ----------------   ----------   ----------   ----------

 178 - 240                         10       $   43,358,481         2.2%    64.9%        1.49x
 241 - 300                         32          228,631,640        11.7     65.7%        1.78x
 301 - 330                          2          155,800,000         8.0     76.1%        1.28x
 331 - 360                        162        1,522,999,391        78.1     70.0%        1.49x
---------------------------       ---       --------------       -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:          206       $1,950,789,512       100.0%    69.9%        1.51x
---------------------------       ---       --------------       -----     ----         ----
 WA REMAINING AMORT TERM:         345

                    LTV RATIOS AS OF THE MATURITY/ARD DATE(3)

                                  NUMBER         PRINCIPAL         % OF          WA          WA UW
 MATURITY/ARD LTV               OF LOANS         BALANCE           IPB          LTV         DSCR
----------------------------   ----------   ----------------   ----------   ----------   ----------

 8.5% - 14.9%                         2      $   13,279,492         0.5%    14.9%            5.50x
 15.0% - 29.9%                        1           8,136,752         0.3     62.6%            1.29x
 30.0% - 49.9%                       26         111,986,711         3.9     53.5%            1.64x
 50.0% - 59.9%                       60         944,024,686        32.7     62.1%            1.79x
 60.0% - 69.9%                      121       1,289,598,915        44.7     72.4%            1.50x
 70.0% - 80.0%                       22         517,944,885        18.0     77.9%            1.56x
----------------------------        ---      --------------       -----     ----             ----
 TOTAL/WEIGHTED AVERAGE:            232      $2,884,971,441       100.0%    69.0%            1.63x
----------------------------        ---      --------------       -----     ----             ----
 WA LTV RATIO AT MATURITY:        62.5%

                              YEAR BUILT/RENOVATED(5)

                                NUMBER OF         PRINCIPAL         % OF          WA          WA UW
 YEAR BUILT/RENOVATED          PROPERTIES         BALANCE           IPB          LTV         DSCR
--------------------------   -------------   ----------------   ----------   ----------   ----------

 1940 - 1959                        8         $   16,964,787         0.6%        72.1%        1.58x
 1960 - 1969                        4             14,445,686         0.5         75.5%        1.36x
 1970 - 1979                       13             71,237,161         2.5         73.0%        1.34x
 1980 - 1989                       43            306,231,817        10.5         69.2%        1.65x
 1990 - 1999                       63            567,813,917        19.6         68.6%        1.66x
 2000 - 2005                      131          1,926,648,220        66.4         68.7%        1.63x
--------------------------        ---         --------------       -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:          262         $2,903,341,588       100.0%        68.9%        1.63x

                              PREPAYMENT PROTECTION

                                     NUMBER         PRINCIPAL          % OF          WA          WA UW
 PREPAYMENT PROTECTION             OF LOANS         BALANCE            IPB          LTV         DSCR
-------------------------------   ----------   -----------------   ----------   ----------   ----------

 DEFEASANCE                           206       $2,518,780,592         86.8%        70.2%        1.56x
 YIELD MAINTENANCE                     29          355,896,088         12.3         59.4%        2.13x
 DEFEASANCE/YIELD MAINTENANCE           3           28,664,908          1.0         70.7%        1.51x
-------------------------------       ---       --------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:              238       $2,903,341,588        100.0%        68.9%        1.63x

(1) Excludes loans that are interest-only for the entire term.

(2) Excludes the mortgage loans which pay interest-only for a portion of their term.

(3) Excludes the fully-amortizing mortgage loans.

(4) Excludes the hotel and parking garage properties.

(5) Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

(6) Includes 6 amortizing ARD loans representing 0.4% of the initial pool balance.

(7) Includes 6 interest-only ARD loans representing 6.2% of the initial pool balance.

                                    7 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN ONE OR MORE SUBSEQUENT TERM SHEETS AND, ULTIMATELY, BY THE FINAL
PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1

                         CUT-OFF DATE PRINCIPAL BALANCE

 RANGE OF PRINCIPAL                   NUMBER           PRINCIPAL         % OF          WA         WA UW
BALANCES                            OF LOANS           BALANCE           IPB          LTV         DSCR
------------------------------   --------------   -----------------   ---------   ----------   ----------

 $1,152,299 - $2,999,999                   42      $   89,322,207         3.5%    65.4%        1.57x
 $3,000,000 - $3,999,999                   17          58,582,961         2.3     67.2%        1.50x
 $4,000,000 - $4,999,999                   19          84,658,703         3.3     71.6%        1.59x
 $5,000,000 - $6,999,999                   24         144,549,586         5.7     70.6%        1.65x
 $7,000,000 - $9,999,999                   20         168,463,151         6.6     68.6%        1.55x
 $10,000,000 - $14,999,999                 21         252,869,791         9.9     72.6%        1.49x
 $15,000,000 - $24,999,999                 12         222,369,677         8.7     73.7%        1.48x
 $25,000,000 - $49,999,999                 14         471,869,675        18.5     66.3%        1.82x
 $50,000,000 - $149,999,999                 6         487,570,880        19.1     69.5%        1.76x
 $150,000,000 - $224,066,112                3         577,066,112        22.6     64.9%        1.58x
------------------------------             --      --------------       -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:                  178      $2,557,322,744       100.0%    68.4%        1.64x
------------------------------            ---      --------------       -----     ----         ----
 AVG BALANCE PER LOAN:            $14,366,982
 AVG BALANCE PER PROPERTY:        $12,786,614

                        RANGE OF MORTGAGE INTEREST RATES

 RANGE OF MORTGAGE INTEREST         NUMBER          PRINCIPAL          % OF          WA         WA UW
RATES                             OF LOANS          BALANCE            IPB          LTV         DSCR
-----------------------------   ------------   -----------------   ----------   ----------   ----------

 4.2440% - 4.9999%                      31      $  983,473,132         38.5%    65.6%        1.93x
 5.0000% - 5.4999%                      75       1,085,027,712         42.4     69.3%        1.48x
 5.5000% - 5.9999%                      63         428,923,483         16.8     72.4%        1.41x
 6.0000% - 6.6100%                       9          59,898,416          2.3     70.1%        1.47x
-----------------------------           --      --------------        -----     ----         ----
 TOTAL/WEIGHTED AVEARGE:               178      $2,557,322,744        100.0%    68.4%        1.64x
-----------------------------          ---      --------------        -----     ----         ----
 WA INTEREST RATE:                  5.1279%

                    ORIGINAL TERMS TO MATURITY/ARD IN MONTHS

 ORIGINAL TERMS TO             NUMBER        PRINCIPAL        % OF        WA       WA UW
MATURITY/ARD                 OF LOANS        BALANCE          IPB        LTV       DSCR
--------------------------  ----------  ----------------- ---------- ---------- ----------

 54 - 60                         38      $1,023,845,752       40.0%  67.0%      1.90x
 61 - 108                        15         180,607,419        7.1   68.5%      1.74x
 109 - 120                      115       1,300,472,805       50.9   69.7%      1.43x
 121 - 180                        6          38,396,294        1.5   70.3%      1.42x
 181 - 240                        2           4,455,740        0.2   61.8%      1.23x
 241 - 300                        2           9,544,733        0.4   46.1%      2.09x
--------------------------      ---      --------------      -----   ----       ----
 TOTAL/WEIGHTED AVERAGE:        178      $2,557,322,744      100.0%  68.4%      1.64x
--------------------------      ---      --------------      -----   ----       ----
 WA ORIGINAL LOAN TERM:          95

                             GEOGRAPHIC DISTRIBUTION

                              NUMBER OF        PRINCIPAL        % OF        WA       WA UW
 STATES                      PROPERTIES        BALANCE          IPB        LTV       DSCR
--------------------------  ------------  ----------------- ---------- ---------- ----------

 NEW YORK                          8       $  483,305,506       18.9%      67.5%      1.61x
 CALIFORNIA                       27          435,252,758       17.0       73.8%      1.42x
   Southern California            23          245,783,129        9.6       71.9%      1.48x
   Northern California             4          189,469,629        7.4       76.4%      1.34x
 NEW JERSEY                        3          248,887,160        9.7       61.8%      1.93x
 TEXAS                            19          198,181,798        7.7       64.1%      1.79x
 NEVADA                            4          127,990,329        5.0       63.2%      1.63x
 OTHER                           139        1,063,705,193       41.6       69.6%      1.65x
--------------------------       ---       --------------      -----       ----       ----
 TOTAL/WEIGHTED AVERAGE:         200       $2,557,322,744      100.0%      68.4%      1.64x

               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS

                                 NUMBER        PRINCIPAL        % OF        WA       WA UW
 UW DSCR                       OF LOANS        BALANCE          IPB        LTV       DSCR
----------------------------  ----------  ----------------- ---------- ---------- ----------

 1.09x - 1.29x                     25      $  360,354,930       14.1%  72.2%      1.25x
 1.30x - 1.39x                     39         466,677,067       18.2   69.6%      1.35x
 1.40x - 1.49x                     36         471,142,396       18.4   74.7%      1.44x
 1.50x - 1.69x                     37         354,197,066       13.9   73.5%      1.59x
 1.70x - 1.99x                     18         497,613,186       19.5   62.1%      1.89x
 2.00x - 3.19x                     23         407,338,099       15.9   59.8%      2.29x
----------------------------       --      --------------      -----   ----       ----
 TOTAL/WEIGHTED AVERAGE:          178      $2,557,322,744      100.0%  68.4%      1.64x
----------------------------      ---      --------------      -----   ----       ----
 WEIGHTED AVERAGE UW DSCR:       1.64x

                    REMAINING TERMS TO MATURITY/ARD IN MONTHS

 RANGE OF REMAINING TERMS       NUMBER        PRINCIPAL        % OF        WA       WA UW
TO MATURITY/ARD               OF LOANS        BALANCE          IPB        LTV       DSCR
---------------------------  ----------  ----------------- ---------- ---------- ----------

 51 - 60                          38      $1,023,845,752       40.0%  67.0%      1.90x
 61 - 108                         16         184,430,012        7.2   68.4%      1.74x
 109 - 120                       114       1,296,650,212       50.7   69.7%      1.43x
 121 - 300                        10          52,396,767        2.0   65.1%      1.53x
---------------------------      ---      --------------      -----   ----       ----
 TOTAL/WEIGHTED AVERAGE:         178      $2,557,322,744      100.0%  68.4%      1.64x
---------------------------      ---      --------------      -----   ----       ----
 WA REMAINING TERM:               93

                           PROPERTY TYPE DISTRIBUTION

                                                                                                                WA
                                                       NUMBER OF       PRINCIPAL         % OF        WA       OCCU-      WA UW
 PROPERTY TYPE                  SUB PROPERTY TYPE     PROPERTIES        BALANCE          IPB        LTV       PANCY      DSCR
--------------------------- ------------------------ ------------ ------------------ ---------- ---------- ---------- ----------

  RETAIL                    Anchored                       71      $   983,331,211       38.5%      69.3%      96.5%      1.68x
                            Superregional Mall              1      $   224,066,112        8.8%      59.8%      96.4%      1.99x
                            Unanchored                     19      $    81,477,417        3.2%      71.9%      94.5%      1.47x
                            Shadow Anchored                 7      $    42,125,301        1.6%      72.9%      96.2%      1.34x
--------------------------- ------------------------       --      ---------------      -----      -----      -----      -----
                             Subtotal:                     98      $ 1,331,000,041       52.0%      68.0%      96.4%      1.70x
--------------------------- ------------------------      ---      ---------------      -----      -----      -----      -----
  OFFICE                    Suburban                       23      $   344,590,750       13.5%      74.2%      94.3%      1.45x
                            CBD                             9      $   200,224,014        7.8%      69.9%      92.7%      1.89x
                             Subtotal:                     32      $   544,814,764       21.3%      72.6%      93.7%      1.61x
--------------------------- ------------------------      ---      ---------------      -----      -----      -----      -----
  MULTIFAMILY               Mid/High Rise                   2      $   280,500,000       11.0%      62.6%      96.5%      1.55x
                            Garden                         10      $    39,083,742        1.5%      74.4%      93.8%      1.47x
                             Subtotal:                     12      $   319,583,742       12.5%      64.0%      96.2%      1.54x
--------------------------- ------------------------      ---      ---------------      -----      -----      -----      -----
  INDUSTRIAL                Warehouse/Distribution          6      $    76,538,568        3.0%      74.8%      99.5%      1.50x
                            Flex                            4      $    28,212,944        1.1%      67.0%      98.1%      1.49x
                             Subtotal:                     10      $   104,751,511        4.1%      72.7%      99.1%      1.49x
--------------------------- ------------------------      ---      ---------------      -----      -----      -----      -----
  HOTEL                     Limited Service                 3      $    47,971,741        1.9%      62.9%      NAP        1.92x
                            Full Service                    4      $    47,884,454        1.9%      67.9%      NAP        1.54x
                             Subtotal:                      7      $    95,856,195        3.7%      65.4%      NAP        1.73x
--------------------------- ------------------------      ---      ---------------      -----      -----      -----      -----
  MANUFACTURED HOUSING      Manufactured Housing            2      $     6,227,205        0.2%      71.2%      64.8%      1.69x
                             Subtotal:                      2      $     6,227,205        0.2%      71.2%      64.8%      1.69x
--------------------------- ------------------------      ---      ---------------      -----      -----      -----      -----
  MIXED USE                 Office/Retail                   6      $    46,543,623        1.8%      73.2%      96.7%      1.42x
                            Office/Residential              1      $    27,500,000        1.1%      43.0%     100.0%      1.09x
                             Subtotal:                      7      $    74,043,623        2.9%      62.0%      97.9%      1.30x
--------------------------- ------------------------      ---      ---------------      -----      -----      -----      -----
  SELF STORAGE              Self Storage                   31      $    70,624,016        2.8%      68.6%      82.7%      1.64x
                             Subtotal:                     31      $    70,624,016        2.8%      68.6%      82.7%      1.64x
--------------------------- ------------------------      ---      ---------------      -----      -----      -----      -----
  PARKING GARAGE            Parking Garage                  1      $    10,421,646        0.4%      69.0%      NAP        1.20x
                             Subtotal:                      1      $    10,421,646        0.4%      69.0%      NAP        1.20x
--------------------------- ------------------------      ---      ---------------      -----      -----      -----      -----
  TOTAL/WEIGHTED AVERAGE:                                 200      $ 2,557,322,744      100.0%      68.4%      95.4%      1.64x

                                    8 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN ONE OR MORE SUBSEQUENT TERM SHEETS AND, ULTIMATELY, BY THE FINAL
PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 1

                     ORIGINAL AMORTIZATION TERM IN MONTHS(1),(2)

                                   NUMBER         PRINCIPAL        % OF          WA         WA UW
 ORIGINAL AMORTIZATION TERM      OF LOANS         BALANCE          IPB          LTV         DSCR
-----------------------------   ----------   ----------------   ---------   ----------   ----------

 180 - 240                            9       $   41,669,859        2.6%    65.2%        1.50x
 241 - 300                           22          186,883,998       11.5     67.8%        1.58x
 301 - 330                            2          155,800,000        9.6     76.1%        1.28x
 331 - 360                          114        1,244,221,811       76.4     68.8%        1.52x
-----------------------------       ---       --------------      -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:            147       $1,628,575,668      100.0%    69.3%        1.50x
-----------------------------       ---       --------------      -----     ----         ----
 WA ORIGINAL AMORT TERM:            346

                        LTV RATIOS AS OF THE CUT-OFF DATE

                                   NUMBER         PRINCIPAL         % OF          WA         WA UW
 CUT-OFF DATE LTV                OF LOANS         BALANCE           IPB          LTV         DSCR
-----------------------------   ----------   -----------------   ---------   ----------   ----------

 26.2% - 49.9%                        10      $   57,545,646         2.3%    44.4%        1.73x
 50.0% - 59.9%                        27         496,866,876        19.4     58.1%        2.10x
 60.0% - 64.9%                        19         564,867,978        22.1     62.2%        1.71x
 65.0% - 69.9%                        27         213,217,335         8.3     68.7%        1.42x
 70.0% - 74.9%                        47         489,148,589        19.1     73.3%        1.50x
 75.0% - 84.2%                        48         735,676,320        28.8     78.8%        1.43x
-----------------------------         --      --------------       -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:             178      $2,557,322,744       100.0%    68.4%        1.64x
-----------------------------        ---      --------------       -----     ----         ----
 WA CUT-OFF DATE LTV RATIO:         68.4%

                               AMORTIZATION TYPES

                                NUMBER         PRINCIPAL          % OF          WA         WA UW
 AMORTIZED TYPES              OF LOANS         BALANCE            IPB          LTV         DSCR
--------------------------   ----------   -----------------   ----------   ----------   ----------

 BALLOON LOANS(1),(2),(6)        120       $1,022,389,143         40.0%        69.3%        1.60x
 INTEREST-ONLY(7)                 31          928,747,076         36.4%        65.3%        1.92x
 PARTIAL INTEREST-ONLY            22          589,505,000         23.1         69.7%        1.34x
 FULLY AMORTIZING                  5           16,681,525          0.7         51.7%        1.78x
--------------------------       ---       --------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:         178       $2,557,322,744        100.0%        68.4%        1.64x

                            CURRENT OCCUPANCY RATES(3)

                                NUMBER OF         PRINCIPAL        % OF          WA         WA UW
 CURRENT OCCUPANCY RATES       PROPERTIES         BALANCE          IPB          LTV         DSCR
--------------------------   -------------   ----------------   ---------   ----------   ----------

 40.4% - 70.0%                      6         $   16,690,782        0.7%        69.5%        1.63x
 70.1% - 80.0%                      7             14,232,575        0.6         67.6%        1.70x
 80.1% - 90.0%                     44            400,502,873       16.3         71.0%        1.59x
 90.1% - 95.0%                     19            169,009,210        6.9         73.6%        1.45x
 95.1% - 100.0%                   116          1,850,609,463       75.5         67.5%        1.67x
--------------------------        ---         --------------      -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:          192         $2,451,044,903      100.0%        68.5%        1.64x

                     REMAINING AMORTIZATION TERM IN MONTHS(1)

 REMAINING AMORTIZATION          NUMBER OF         PRINCIPAL        % OF          WA         WA UW
TERM                              LOANS            BALANCE          IPB          LTV         DSCR
---------------------------   -------------   ----------------   ---------   ----------   ----------

 178 - 240                           9         $   41,669,859        2.6%    65.2%        1.50x
 241 - 300                          22            186,883,998       11.5     67.8%        1.58x
 301 - 330                           2            155,800,000        9.6     76.1%        1.28x
 331 - 360                         114          1,244,221,811       76.4     68.8%        1.52x
---------------------------        ---         --------------      -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:           147         $1,628,575,668      100.0%    69.3%        1.50x
---------------------------        ---         --------------      -----     ----         ----
 WA REMAINING AMORT TERM:          344

                    LTV RATIOS AS OF THE MATURITY/ARD DATE(3)

                                  NUMBER         PRINCIPAL        % OF          WA         WA UW
 MATURITY/ARD LTV               OF LOANS         BALANCE          IPB          LTV         DSCR
----------------------------   ----------   ----------------   ---------   ----------   ----------

 26.7% - 29.9%                        1      $    8,136,752        0.3%    62.6%        1.29x
 30.0% - 49.9%                       22         101,419,527        4.0     53.7%        1.66x
 50.0% - 59.9%                       52         913,724,923       36.0     61.8%        1.80x
 60.0% - 69.9%                       79       1,021,315,342       40.2     71.6%        1.53x
 70.0% - 74.9%                       13         245,044,674        9.6     75.9%        1.56x
 75.0% - 80.0%                        6         251,000,000        9.9     79.7%        1.59x
----------------------------         --      --------------      -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:            173      $2,540,641,219      100.0%    68.5%        1.64x
----------------------------        ---      --------------      -----     ----         ----
 WA LTV RATIO AT MATURITY:         62.5%

                              YEAR BUILT/RENOVATED(5)

                                NUMBER OF         PRINCIPAL        % OF          WA         WA UW
 YEAR BUILT/RENOVATED          PROPERTIES         BALANCE          IPB          LTV         DSCR
--------------------------   -------------   ----------------   ---------   ----------   ----------

 In or prior to 1942                1         $    1,193,407        0.0%        74.6%        1.57x
 1943 - 1959                        6             14,377,155        0.6         71.2%        1.58x
 1970 - 1979                        6             39,217,106        1.5         72.6%        1.34x
 1980 - 1989                       27            216,878,431        8.5         69.8%        1.52x
 1990 - 1999                       56            521,506,691       20.4         68.0%        1.69x
 2000 - 2005                      104          1,764,149,954       69.0         68.2%        1.65x
--------------------------        ---         --------------      -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:          200         $2,557,322,744      100.0%        68.4%        1.64x

                              PREPAYMENT PROTECTION

                                     NUMBER         PRINCIPAL          % OF          WA         WA UW
 PREPAYMENT PROTECTION             OF LOANS         BALANCE            IPB          LTV         DSCR
-------------------------------   ----------   -----------------   ----------   ----------   ----------

 DEFEASANCE                           152       $2,218,280,313         86.7%        69.7%        1.58x
 YIELD MAINTENANCE                     23          310,377,523         12.1         59.2%        2.08x
 DEFEASANCE/YIELD MAINTENANCE           3           28,664,908          1.1         70.7%        1.51x
-------------------------------       ---       --------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:              178       $2,557,322,744        100.0%        68.4%        1.64x

(1) Excludes loans that are interest-only for the entire term.

(2) Excludes the mortgage loans which pay interest only for a portion of their term.

(3) Excludes fully-amortizing loans.

(4) Excludes the hotel properties and parking garages.

(5) Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

(6) Includes 5 amortizing ARD loans representing 0.5% of the Loan Group 1 initial pool balance.

(7) Includes 6 interest-only ARD loans representing 7.1% of the Loan Group 1 initial pool balance.

                                    9 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN ONE OR MORE SUBSEQUENT TERM SHEETS AND, ULTIMATELY, BY THE FINAL
PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2

                         CUT-OFF DATE PRINCIPAL BALANCE

 RANGE OF PRINCIPAL                     NUMBER         PRINCIPAL         % OF          WA         WA UW
BALANCES                               OF LOANS         BALANCE          IPB          LTV         DSCR
---------------------------------   -------------   --------------   ----------   ----------   ----------

 $920,467 - $2,999,999                       18      $ 35,319,700        10.2%    68.0%        1.80x
 $3,000,000 - $3,999,999                     12        40,149,055        11.6     72.3%        1.43x
 $4,000,000 - $4,999,999                      5        22,556,557         6.5     75.6%        1.48x
 $5,000,000 - $6,999,999                      5        28,233,737         8.2     75.3%        1.37x
 $7,000,000 - $9,999,999                     10        82,425,929        23.8     78.3%        1.32x
 $10,000,000 - $14,999,999                    7        80,528,866        23.3     67.5%        1.78x
 $15,000,000 - $23,805,000                    3        56,805,000        16.4     70.1%        1.45x
---------------------------------            --      ------------       -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:                     60      $346,018,844       100.0%    72.3%        1.52x
---------------------------------            --      ------------       -----     ----         ----
 AVERAGE BALANCE PER LOAN:           $5,766,981
 AVERAGE BALANCE PER PROPERTY:       $5,580,949

                        RANGE OF MORTGAGE INTEREST RATES

 RANGE OF MORTGAGE INTEREST         NUMBER         PRINCIPAL         % OF          WA         WA UW
RATES                             OF LOANS         BALANCE           IPB          LTV         DSCR
-----------------------------   ------------   ---------------   ----------   ----------   ----------

 5.0000% - 5.4999%                      41      $265,454,712         76.7%    71.9%        1.58x
 5.5000% - 5.9999%                      15        61,587,974         17.8     73.2%        1.33x
 6.0000% - 6.4999%                       2        13,977,990          4.0     77.0%        1.41x
 6.5000% - 7.0000%                       2         4,998,169          1.4     66.3%        1.23x
-----------------------------           --      ------------        -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:                60      $346,018,844        100.0%    72.3%        1.52x
-----------------------------           --      ------------        -----     ----         ----
 WA INTEREST RATE:                  5.3744%

                    ORIGINAL TERMS TO MATURITY/ARD IN MONTHS

 ORIGINAL TERM TO               NUMBER       PRINCIPAL         % OF          WA         WA UW
MATURITY/ARD                  OF LOANS        BALANCE          IPB          LTV         DSCR
--------------------------   ----------   --------------   ----------   ----------   ----------

 84 - 108                          8       $ 59,906,803        17.3%    75.8%            1.29x
 109 - 120                        49        279,425,250        80.8     71.7%            1.58x
 121 - 240                         3          6,686,791         1.9     63.8%            1.26x
--------------------------        --       ------------       -----     ----             ----
 TOTAL/WEIGHTED AVERAGE:          60       $346,018,844       100.0%    72.3%            1.52x
--------------------------        --       ------------       -----     ----             ----
 WA ORIGINAL LOAN TERM:          116

                             GEOGRAPHIC DISTRIBUTION

                               NUMBER OF       PRINCIPAL         % OF          WA         WA UW
 STATES                       PROPERTIES        BALANCE          IPB          LTV         DSCR
--------------------------   ------------   --------------   ----------   ----------   ----------

 TEXAS                            16         $ 82,576,450        23.9%        78.5%        1.35x
 NORTH CAROLINA                    6           57,468,858        16.6         75.0%        1.29x
 ARIZONA                           3           45,973,107        13.3         69.4%        1.49x
 NEW YORK                          8           40,846,877        11.8         54.1%        2.69x
 FLORIDA                           6           23,296,266         6.7         75.9%        1.41x
 OTHER                            23           95,857,286        27.7         73.5%        1.36x
--------------------------        --         ------------       -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:          62         $346,018,844       100.0%        72.3%        1.52x

               UNDERWRITTEN CASH FLOW DEBT SERVICE COVERAGE RATIOS

                                NUMBER        PRINCIPAL         % OF          WA         WA UW
 UW DSCR                      OF LOANS        BALANCE           IPB          LTV         DSCR
--------------------------   ----------   ---------------   ----------   ----------   ----------

 1.19X - 1.29X                   23        $157,278,868         45.5%        75.8%        1.26x
 1.30X - 1.39X                   17          90,640,653         26.2         78.1%        1.35x
 1.40X - 1.49X                    5          26,325,005          7.6         70.4%        1.44x
 1.50X - 1.69X                   11          49,620,698         14.3         67.1%        1.62x
 1.70X - 1.99X                    2           8,874,128          2.6         70.9%        1.77x
 2.00X - 6.89X                    2          13,279,492          3.8         14.9%        5.50x
--------------------------       --        ------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:         60        $346,018,844        100.0%        72.3%        1.52x

                    REMAINING TERMS TO MATURITY/ARD IN MONTHS

 RANGE OF REMAINING TERMS        NUMBER       PRINCIPAL         % OF          WA         WA UW
TO MATURITY/ARD                OF LOANS        BALANCE          IPB          LTV         DSCR
---------------------------   ----------   --------------   ----------   ----------   ----------

 79 - 108                          8        $ 59,906,803        17.3%    75.8%            1.29x
 109 - 120                        49         279,425,250        80.8     71.7%            1.58x
 121 - 237                         3           6,686,791         1.9     63.8%            1.26x
---------------------------       --        ------------       -----     ----             ----
 TOTAL/WEIGHTED AVERAGE:          60        $346,018,844       100.0%    72.3%            1.52x
---------------------------       --        ------------       -----     ----             ----
 WA REMAINING TERM TO
MATURITY/ARD:                    114

                           PROPERTY TYPE DISTRIBUTION

                                                                                                                     WTD.
                                                     NUMBER OF      PRINCIPAL       % OF      WA UW        WA       AVG.
 PROPERTY TYPE                 SUB PROPERTY TYPE    PROPERTIES      BALANCE         IPB       DSCR        LTV     OCCUPANCY
--------------------------- ---------------------- ------------ --------------- ---------- ---------- ---------- ----------

  MULTIFAMILY               Garden                       54      $ 307,548,590      88.9%      1.36x      74.8%      93.1%
                            Co-op                         2      $  13,279,492       3.8%      5.50x      14.9%     100.0%
                            Mid/High Rise                 2      $  10,203,219       2.9%      1.27x      78.5%      99.3%
                             Subtotal:                   58      $ 331,031,302      95.7%      1.52x      72.5%      93.6%
--------------------------- ----------------------     ----      -------------     -----      -----      -----      -----
  MANUFACTURED HOUSING      Manufactured Housing          4      $  14,987,542       4.3%      1.55x      67.2%      79.9%
                             Subtotal:                    4      $  14,987,542       4.3%      1.55x      67.2%      79.9%
--------------------------- ----------------------     ----      -------------     -----      -----      -----      -----
  TOTAL/WEIGHTED AVERAGE:                                62      $ 346,018,844     100.0%      1.52x      72.3%      93.0%

                                    10 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN ONE OR MORE SUBSEQUENT TERM SHEETS AND, ULTIMATELY, BY THE FINAL
PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                   COLLATERAL CHARACTERISTICS -- LOAN GROUP 2

                      ORIGINAL AMORTIZATION TERM IN MONTHS(1)

                                   NUMBER        PRINCIPAL         % OF          WA          WA UW
 ORIGINAL AMORTIZATION TERM      OF LOANS        BALANCE           IPB          LTV         DSCR
-----------------------------   ----------   ---------------   ----------   ----------   ----------

 240 - 300                           11       $ 43,436,264         13.5%    56.1%        2.61x
 331 - 360                           48        278,777,580         86.5     75.6%        1.34x
-----------------------------        --       ------------        -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:             59       $322,213,844        100.0%    73.0%        1.51x
-----------------------------        --       ------------        -----     ----         ----
 WA ORIGINAL AMORT TERM:            351

                        LTV RATIOS AS OF THE CUT-OFF DATE

                                   NUMBER        PRINCIPAL         % OF          WA          WA UW
 CUT-OFF DATE LTV                OF LOANS        BALANCE           IPB          LTV         DSCR
-----------------------------   ----------   ---------------   ----------   ----------   ----------

 11.3% - 49.9%                         3      $ 15,684,083          4.5%    19.5%        4.85x
 50.0% - 59.9%                         4         9,851,215          2.8     54.4%        1.46x
 60.0% - 64.9%                         1        23,805,000          6.9     62.6%        1.69x
 65.0% - 69.9%                         4        12,863,235          3.7     67.2%        1.54x
 70.0% - 74.9%                        10        80,179,873         23.2     72.6%        1.33x
 75.0% - 86.5%                        38       203,635,438         58.9     78.5%        1.33x
-----------------------------         --      ------------        -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:              60      $346,018,844        100.0%    72.3%        1.52x
-----------------------------         --      ------------        -----     ----         ----
 WA CUT-OFF DATE LTV RATIO:         72.3%

                               AMORTIZATION TYPES

                                NUMBER        PRINCIPAL         % OF          WA          WA UW
 AMORTIZED TYPES              OF LOANS        BALANCE           IPB          LTV         DSCR
--------------------------   ----------   ---------------   ----------   ----------   ----------

 BALLOON LOANS(1),(2),(6)        41        $192,144,755         55.5%        71.5%        1.67x
 PARTIAL INTEREST-ONLY           16         127,460,000         36.8         75.4%        1.27x
 INTEREST ONLY                    1          23,805,000          6.9         62.6%        1.69x
 FULLY AMORTIZING                 1           1,688,622          0.5         56.3%        1.34x
 ARD LOANS                        1             920,467          0.3         76.7%        1.26x
--------------------------       --        ------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:         60        $346,018,844        100.0%        72.3%        1.52x

                             CURRENT OCCUPANCY RATES

                                NUMBER OF        PRINCIPAL         % OF          WA          WA UW
 CURRENT OCCUPANCY RATES       PROPERTIES        BALANCE           IPB          LTV         DSCR
--------------------------   -------------   ---------------   ----------   ----------   ----------

 67.5% - 70.0%                      2         $  7,404,904          2.1%        72.4%        1.45x
 80.1% - 90.0%                      7           45,614,221         13.2         74.2%        1.37x
 90.1% - 95.0%                     27          194,241,029         56.1         74.6%        1.34x
 95.1% - 100.0%                    26           98,758,689         28.5         66.8%        1.96x
--------------------------         --         ------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:           62         $346,018,844        100.0%        72.3%        1.52x

                     REMAINING AMORTIZATION TERM IN MONTHS(1)

 REMAINING AMORTIZATION         NUMBER        PRINCIPAL         % OF          WA          WA UW
TERM                          OF LOANS        BALANCE           IPB          LTV         DSCR
--------------------------   ----------   ---------------   ----------   ----------   ----------

 237 - 300                        11         $ 43,436,264         13.5%    56.1%        2.61x
 331 - 360                        48          278,777,580         86.5     75.6%        1.34x
--------------------------        --         ------------        -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:          59         $322,213,844        100.0%    73.0%        1.51x
--------------------------        --         ------------        -----     ----         ----
 WA REMAINING AMORTIZATION TERM: 350

                    LTV RATIOS AS OF THE MATURITY/ARD DATE(2)

                                  NUMBER        PRINCIPAL         % OF          WA          WA UW
 MATURITY/ARD LTV               OF LOANS        BALANCE           IPB          LTV         DSCR
----------------------------   ----------   ---------------   ----------   ----------   ----------

 8.5% - 29.9%                         2      $ 13,279,492          3.9%    14.9%        5.50x
 30.0% - 49.9%                        4        10,567,183          3.1     51.8%        1.44x
 50.0% - 59.9%                        8        30,299,763          8.8     71.2%        1.43x
 60.0% - 69.9%                       42       268,283,572         77.9     75.6%        1.36x
 70.0% - 72.3%                        3        21,900,211          6.4     79.2%        1.34x
----------------------------         --      ------------        -----     ----         ----
 TOTAL/WEIGHTED AVERAGE:             59      $344,330,222        100.0%    72.3%        1.53x
----------------------------         --      ------------        -----     ----         ----
 WA LTV RATIO AT MATURITY:         62.3%

                             YEAR BUILT/RENOVATED(3)

                                NUMBER OF        PRINCIPAL         % OF          WA          WA UW
 YEAR BUILT/RENOVATED          PROPERTIES        BALANCE           IPB          LTV         DSCR
--------------------------   -------------   ---------------   ----------   ----------   ----------

 1957 - 1959                        1         $  1,394,225          0.4%        79.7%        1.58x
 1960 - 1969                        4           14,445,686          4.2         75.5%        1.36x
 1970 - 1979                        7           32,020,055          9.3         73.5%        1.33x
 1980 - 1989                       16           89,353,387         25.8         67.8%        1.96x
 1990 - 1999                        7           46,307,226         13.4         74.9%        1.29x
 2000 - 2005                       27          162,498,266         47.0         73.4%        1.40x
--------------------------         --         ------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:           62         $346,018,844        100.0%        72.3%        1.52x

                             PREPAYMENT PROTECTION

                                NUMBER        PRINCIPAL         % OF          WA          WA UW
 PREPAYMENT PROTECTION        OF LOANS        BALANCE           IPB          LTV         DSCR
--------------------------   ----------   ---------------   ----------   ----------   ----------

 DEFEASANCE                      54        $300,500,280         86.8%        74.0%        1.37x
 YIELD MAINTENANCE                6          45,518,565         13.2         60.7%        2.54x
--------------------------       --        ------------        -----         ----         ----
 TOTAL/WEIGHTED AVERAGE:         60        $346,018,844        100.0%        72.3%        1.52x

(1) Excludes loans that are interest-only for the entire term.

(2) Excludes the mortgage loans which pay interest only for a portion of their term.

(3) Excludes fully-amortizing loans.

(4) Excludes the hotel properties and parking garages.

(5) Range of Years Built/Renovated references the earlier of the year built or with respect to renovated properties the year of the most recent renovation date with respect to each Mortgaged Property.

(6) Includes 1 amortizing ARD loan representing 0.3% of the Loan Group 2 initial pool balance.

                                    11 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN ONE OR MORE SUBSEQUENT TERM SHEETS AND, ULTIMATELY, BY THE FINAL
PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                             TOP 15 MORTGAGE LOANS

 LOAN         LOAN NAME                              LOAN    CUT-OFF DATE
SELLER(1)     (LOCATION)                             GROUP      BALANCE

 EHY         Woodbridge Center                        1        $224,066,112
             (Woodbridge, NJ)

 NCCI        One River Place Apartments               1         200,000,000
             (New York, NY)

 JPMCB       Pier 39                                  1         153,000,000
             (San Francisco, CA)

 JPMCB       Westbury Plaza                           1          93,600,000
             (Westbury, NY)

 JPMCB/EHY   Showcase Mall                            1          92,000,000
             (Las Vegas, NV)

 NCCI        777 6th Avenue                           1          80,500,000
             (New York, NY)

 NCCI        Waters Edge                              1          77,000,000
             (Playa Vista, CA)

 JPMCB       55 Railroad Avenue                       1          73,900,000
             (Greenwich, CT)

 NCCI        Southlake Town Center One                1          70,570,880
             (Southlake, TX)

 EHY         Franklin Village                         1          43,500,000
             (Franklin, MA)

 PNC         Preston Center Pavilion & Square         1          42,175,000
             (Dallas, TX)

 JPMCB       Cornerstone Brands Distribution Center   1          40,424,836
             (West Chester, OH)

 LASALLE     400 6th Street S.W.                      1          38,000,000
             (Washington, DC)

 EHY         On The Avenue                            1          37,205,506
             (New York, NY)

 LASALLE     Gateway Pavilion                         1          35,842,000
             (Avondale, AZ)

TOP 5 TOTAL/WEIGHTED AVERAGE:                                  $762,666,112

TOP 10 TOTAL/WEIGHTED AVERAGE:                               $1,108,136,992

TOP 15 TOTAL/WEIGHTED AVERAGE:                               $1,301,784,334

 LOAN                            % OF               UNIT OF    LOAN PER         UW     CUT-OFF LTV   PROPERTY
SELLER(1)                        IPB       UNITS    MEASURE      UNIT         DSCR        RATIO       TYPE

 EHY                              7.7%   556,835     SF        $    402       1.99x        59.8%    Retail

 NCCI                             6.9        921     Units     $217,155       1.35x        61.9%    Multifamily

 JPMCB                            5.3    242,283     SF        $    631       1.28x        76.2%    Retail

 JPMCB                            3.2    398,602     SF        $    235       1.61x        80.0%    Retail

 JPMCB/EHY                        3.2    184,814     SF        $    498       1.70x        61.3%    Retail

 NCCI                             2.8        294     Units     $273,810       2.04x        64.3%    Multifamily

 NCCI                             2.7    243,433     SF        $    316       1.43x        79.9%    Office

 JPMCB                            2.5    131,634     SF        $    561       1.49x        74.6%    Office

 NCCI                             2.4    403,627     SF        $    175       2.35x        55.3%    Retail

 EHY                              1.5    301,703     SF        $    144       2.09x        62.1%    Retail

 PNC                              1.5    232,666     SF        $    181       1.30x        69.1%    Retail

 JPMCB                            1.4    970,168     SF        $     42       1.48x        74.9%    Industrial

 LASALLE                          1.3    128,723     SF        $    295       1.83x        79.2%    Office

 EHY                              1.3        267     Rooms     $139,346       1.92x        61.7%    Hotel

 LASALLE                          1.2    273,610     SF        $    131       2.34x        57.8%    Retail

TOP 5 TOTAL/WEIGHTED AVERAGE:    26.3%                                        1.60x        66.3%

TOP 10 TOTAL/WEIGHTED AVERAGE:   38.2%                                        1.68x        66.8%

TOP 15 TOTAL/WEIGHTED AVERAGE:   44.8%                                        1.69x        67.1%

1  "JPMCB" = JPMorgan Chase Bank, National Association, "NCCI" = Nomura Credit &
   Capital, Inc., "EHY" = Eurohypo AG, New York Branch, "LaSalle" = LaSalle Bank
   National Association, "PNC" = PNC Bank, National Association

                                    12 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    13 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                               WOODBRIDGE CENTER

[PHOTOS OF WOODBRIDGE CENTER OMITTED]

                                    14 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                               WOODBRIDGE CENTER

                      MORTGAGE LOAN INFORMATION
----------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $225,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $224,066,112
 % OF POOL BY IPB:                 7.7%
 LOAN SELLER:                      Eurohypo AG, New York Branch,
                                   New York Branch
 BORROWER:                         Woodbridge Center Property LLC
 SPONSOR:                          General Growth Properties, Inc.
 SHADOW RATING (M/S/F):            Baa1/BBB+/BBB+
 ORIGINATION DATE:                 11/12/04
 INTEREST RATE:                    4.2440%
 INTEREST ONLY PERIOD:             NA
 MATURITY DATE:                    06/01/09
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            360 Months
 REMAINING AMORTIZATION:           357 Months
 CALL PROTECTION:                  L(24),Def(20),O(7)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Hard
 ADDITIONAL DEBT:                  No(1)
 ADDITIONAL DEBT TYPE:             Mezzanine Debt Permitted(1)
 LOAN PURPOSE:                     Acquisition

                     PROPERTY INFORMATION
---------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Retail -- Super Regional Mall
 SQUARE FOOTAGE:           556,835
 LOCATION:                 Woodbridge, NJ
 YEAR BUILT/RENOVATED:     1971/2003
 OCCUPANCY:                96.4%
 OCCUPANCY DATE:           11/01/04
 NUMBER OF TENANTS:        190
 HISTORICAL NOI:
   2002:                   $22,440,910
   2003:                   $24,114,515
 TTM AS OF 09/30/04:       $25,025,568
 AVERAGE INLINE SALES:     $398
 AVERAGE OCCUPANCY COST:   16.1%(2)
 UW REVENUES:              $39,982,719
 UW EXPENSES:              $12,993,401
 UW NOI:                   $26,989,318
 UW NET CASH FLOW:         $26,472,005
 APPRAISED VALUE:          $375,000,000
 APPRAISAL DATE:           10/14/04

1  Future mezzanine financing is allowed upon the satisfaction of certain conditions including a loan-to-value ratio of no greater than 75% (in the aggregate based on the principal balances of the mortgage loan and the mezzanine loan) and a debt service coverage ratio of not less than 1.25x, in each case immediately following the closing of such mezzanine loan.

2  Occupancy costs include CAM expenses.

                ESCROWS
---------------------------------------

 ESCROWS/RESERVES:   INITIAL    MONTHLY
                      --         --
 TAXES:               $0         $0(3)
 INSURANCE:           $0         $0(3)
 CAPEX:               $0         $0(4)
 TILC:                $0         $0(5)

       FINANCIAL INFORMATION
-----------------------------------

 CUT-OFF DATE LOAN/SF:   $402
 CUT-OFF DATE LTV:        59.8%
 MATURITY DATE LTV:       55.3%
 UW DSCR:                 1.99x

3  Only during an event of default or if the debt service coverage ratio is less than 1.25x (a "Trigger Event").

4  $15,983 only during a Trigger Event and if the amount in such reserve is less than $191,797.

5  $45,666 only during a Trigger Event and if the amount in such reserve is less than $547,990.

                          SIGNIFICANT TENANTS(6)
                                                    MOODY'S/      SQUARE
 TENANT NAME             PARENT COMPANY           S&P/FITCH(7)     FEET
----------------------- ---------------------- ---------------- ---------

 SEARS                  Sears Roebuck & Co.     Baa2/BBB/BBB-
 FORTUNOFF              Fortunoff                     NR
 H&M                    Hennes & Mauritz AB           NR         22,311
 NEW YORK AND COMPANY   New York & Co., Inc.          NR         12,008
 EXPRESS WOMEN          Ltd. Brands               Baa2/BBB/NR    11,410

                                % OF         BASE RENT    LEASE EXPIRATION
 TENANT NAME                    GLA             PSF            YEAR          SALES PSF
----------------------- ------------------ ------------ ------------------ -----------

 SEARS                  See Footnote 8                         2006            NA
 FORTUNOFF              See Footnote 9                         2014            NA
 H&M                        4.0%             $ 20.00           2013            NA
 NEW YORK AND COMPANY       2.2%             $ 32.50           2010           $26
 EXPRESS WOMEN              1.1%             $ 30.00           2011           $326

6  Macy's, JC Penney and Lord & Taylor are also on the premises but are not part of the collateral.

7  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

8  Square footage of Sears (274,000 sq. ft.) is not included due to Ground Lease with annual rent of $331,540.

9  Square footage of Fortunoff (150,000 sq. ft.) is not included due to Ground
   Lease with annual rent of $25,000.

                                    15 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                               WOODBRIDGE CENTER

THE LOAN. The Woodbridge Center Loan is secured by the first mortgage interest in approximately 556,835 square feet of in-line retail space within the super-regional mall located in Woodbridge, New Jersey.

THE BORROWER. The borrower is Woodbridge Center Property LLC, a newly formed special purpose entity sponsored by General Growth Properties, Inc. (NYSE: GGP), one of the largest US regional mall real estate investment trusts ("REIT").
General Growth Properties has been based in the Chicago area since inception in
1954. The REIT recently completed the acquisition of the Rouse Company for $7.2 billion plus the assumption of approximately $5.4 billion in debt. General
Growth Properties owns, develops, operates, and/or manages shopping malls in 44 states with ownership interests in and/or management responsibility for more than 215 regional shopping malls totaling more than 200 million square feet of retail space. General Growth Properties is also a third-party manager for owners of regional malls.

THE PROPERTY(1). Woodbridge Center is a 1,641,870 (of which 556,835 is included in collateral) square foot super-regional mall anchored by Sears, Macy's, Lord &
Taylor, JC Penney, and Fortunoff and situated on a 122 acre parcel of land. The in-line space is approximately 95% occupied by nationally recognized tenants, yielding sales per square foot of approximately $400. Anchor tenants are dispersed throughout the center in an effort to maintain consistent traffic flows past the in-line space. Major tenants in the 190 tenant (210 leases) rent roll include H&M, Gap, Express Women, Victoria's Secret and New York & Company.
Dick's Sporting Goods, Fortunoff's and Sears constructed their own stores upon land ground leased from the developer while J.C. Penney, Lord & Taylor and
Macy's own their stores as well as the underlying land.

The mall is located in the southern portion of the Middlesex-Somerset-Hunterdon
MSA, situated just south of New Brunswick and Edison, but north of Trenton, New
Jersey along Woodbridge Center Drive, east of the US Route 1 intersection.
Woodbridge Center Drive is accessible via several of New Jersey's major arterial roadways, including the Garden State Parkway, New Jersey Turnpike and US Route
9. There are 3 signalized access points along Woodbridge Center Drive which provide for access to the center.

THE MARKET(1). The property is located within Middlesex County, New Jersey which according to the appraisal has the largest population in central New Jersey with approximately 781,000 people. The property is accessible by virtue of its location in proximity to Highways 1 and 9, the Garden State Parkway, the New
Jersey Turnpike, and the surrounding infrastructure. Woodbridge Center was built in 1971 and has witnessed the development of the area into a retail corridor while densely populated residential areas abut the market in all directions. The property has multiple access points from the surrounding roadways while mass transit provides bus and train service nearby. Per the appraisal, New Jersey is home to many pharmaceutical companies, due in part to competitive advantages such as proximity to New York City and Washington, D.C., access to Wall Street financing and government lobbying groups, respectively, as well as leading research and academic institutions. Drug companies based in New Jersey account for more than 40% of the industry's total global sales of $400 billion.

PROPERTY MANAGEMENT. The property is self-managed by the borrower, an affiliate of General Growth Properties, Inc.
-------------------------------------------------------------------------------

1  Certain information was obtained from the Woodbridge Center appraisal dated
   October 14, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                             LEASE ROLLOVER SCHEDULE -- IN-LINE ONLY

                                                                   % OF     CUMULATIVE
                 NUMBER      SQUARE      % OF                     BASE       SQUARE      CUMULATIVE    CUMULATIVE    CUMULATIVE %
               OF LEASES     FEET        GLA       BASE RENT      RENT        FEET        % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING   EXPIRING   EXPIRING     EXPIRING     EXPIRING    EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------- ----------- ---------- ---------- -------------- ---------- ------------ ------------- ------------- --------------

 VACANT            NA       20,263        3.6%        NAP         NAP         20,263         3.6%         NAP           NAP
 2005 & MTM        30       52,916        9.5    $ 2,020,197        9.6%      73,179        13.1%     $ 2,020,197         9.6%
 2006              26       60,863       10.9      2,525,678       12.0      134,042        24.1%     $ 4,545,875        21.6%
 2007              24       48,303        8.7      2,258,780       10.7      182,345        32.7%     $ 6,804,655        32.4%
 2008              39       66,605       12.0      2,970,049       14.1      248,950        44.7%     $ 9,774,704        46.5%
 2009              28       69,659       12.5      2,535,738       12.1      318,609        57.2%     $12,310,442        58.6%
 2010              11       37,149        6.7      1,425,966        6.8      355,758        63.9%     $13,736,407        65.3%
 2011              11       42,963        7.7      1,499,114        7.1      398,721        71.6%     $15,235,521        72.5%
 2012              16       53,623        9.6      2,324,703       11.1      452,344        81.2%     $17,560,224        83.5%
 2013              15       69,776       12.5      2,180,723       10.4      522,120        93.8%     $19,740,947        93.9%
 2014               8       30,366        5.5      1,100,053        5.2      552,486        99.2%     $20,841,000        99.1%
 2015               1        1,459        0.3         80,245        0.4      553,945        99.5%     $20,921,245        99.5%
 AFTER              1        2,890        0.5        101,150        0.5      556,835       100.0%     $21,022,395      100.00%
-----              --       ------      -----    -----------      -----      -------       -----      -----------      ------
 TOTAL            210      556,835      100.0%   $21,022,395      100.0%

                                    16 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                               WOODBRIDGE CENTER

[MAP OF WOODBRIDGE CENTER OMITTED]

                                    17 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                               WOODBRIDGE CENTER

[WOODBRIDGE CENTER FLOOR PLANS OMITTED]

                                    18 of 79

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                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    19 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                           ONE RIVER PLACE APARTMENTS

[PHOTOS OF ONE RIVER PLACE APARTMENTS OMITTED]

                                    20 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                           ONE RIVER PLACE APARTMENTS

                     MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $200,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $200,000,000
 % OF POOL BY IPB:                 6.9%
 LOAN SELLER:                      Nomura Credit & Capital, Inc.
 BORROWER:                         River Place I Holdings LLC
 SPONSOR:                          Larry A. Silverstein
 ORIGINATION DATE:                 01/06/05
 INTEREST RATE:                    5.2900%
 INTEREST-ONLY PERIOD:             24 Months
 MATURITY DATE:                    02/11/15
 AMORTIZATION TYPE:                IO-Balloon
 ORIGINAL AMORTIZATION:            360 Months
 REMAINING AMORTIZATION:           360 Months
 CALL PROTECTION:                  L(24),Def(89),O(6)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Soft
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             NA
 LOAN PURPOSE:                     Refinance

                       ESCROWS
------------------------------------------------------

 ESCROWS/RESERVES:                INITIAL    MONTHLY
                                  -------    -------
 TAXES:                          $147,640    $49,213
 INSURANCE:                      $626,566    $73,402
 CAPEX:                                $0    $19,188
 CASH MANAGEMENT HOLDBACK(1):  $1,000,000         $0

                   PROPERTY INFORMATION
-----------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Multifamily -- Mid/High Rise
 UNITS:                    921
 LOCATION:                 New York, NY
 YEAR BUILT/RENOVATED:     2000
 OCCUPANCY:                95.2%
 OCCUPANCY DATE:           10/15/04
 HISTORICAL NOI:
   2003:                   $12,117,535
 6 MONTHS ANNUALIZED
    ENDING 10/31/04:       $13,858,861
 3 MONTHS ANNUALIZED
    ENDING 10/31/04:       $16,637,516
 UW REVENUES:              $25,634,352
 UW EXPENSES:              $7,485,129
 UW NOI:                   $18,149,223
 UW NET CASH FLOW:         $17,918,973
 APPRAISED VALUE:          $322,900,000
 APPRAISAL DATE:           10/15/04

         FINANCIAL INFORMATION
----------------------------------------

 CUT-OFF DATE LOAN/UNIT:   $217,155
 CUT-OFF DATE LTV:         61.9%
 MATURITY DATE LTV:        54.0%
 UW DSCR:                  1.35x

                                                   MULTIFAMILY INFORMATION

                                                  AVERAGE UNIT       APPROXIMATE NET                           AVERAGE MONTHLY
           UNIT MIX            NO. OF UNITS       SQUARE FEET         RENTABLE SF          % OF TOTAL SF      IN-PLACE RENT(3)
-------------------------   ----------------   ----------------   -------------------   -----------------   ------------------

 STUDIO                            249                453               112,788                 18.0%              $1,647
 ONE BEDROOM                       461                668               308,091                 49.2               $2,239
 TWO BEDROOM                       210                980               205,753                 32.8               $3,356
-------------------------          ---                ---               -------                -----               ------
 TOTAL/WEIGHTED AVERAGE            920(2)             681               626,632                100.0%              $2,334

1  The Cash Management Holdback was released upon obtaining the cash management agreement.

2  Excludes 2-bedroom superintendent unit.

3  Includes subsidized rents, which affect 20% of the units.

                                    21 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                           ONE RIVER PLACE APARTMENTS

THE LOAN. The One River Place Apartments Loan is secured by a first mortgage interest in a 921-unit class "A" luxury multifamily property located in New
York, New York.

THE BORROWER. The Borrower is River Place I Holdings LLC, a single asset entity that was created in June 2003. Larry Silverstein and his company, Silverstein
Properties, which developed and currently manages the property, control the current borrowing entity. The Borrower's construction costs for the project total approximately $221,000,000. Silverstein Properties is a New York-based development, ownership and management company, and Larry Silverstein is both the
President and CEO. Mr. Silverstein has been an active investor in the real estate industry for almost 50 years and is active in the New York Community. He is a Governor of the Real Estate Board of New York, having served as its
Chairman, is Vice Chairman of the Board of Trustees of New York University as
well as the Founder and Chairman Emeritus of the New York University Real Estate
Institute. Silverstein Properties has been involved in over $8 billion worth of transactions. They have developed or improved over 20 million square feet of real estate, and they currently manage and lease over 7 million square feet of real estate in Manhattan. Silverstein Properties along with several investors purchased the 99 year ground lease for the World Trade Center a few weeks prior to 9/11/2001. Silverstein Properties plans to reconstruct over 10 million square feet of office space in lower Manhattan including the redevelopment of Ground
Zero through the use of insurance proceeds. Silverstein Properties is staffed by an experienced team of professionals operating from offices in Midtown and
Downtown Manhattan. The company's 12 most senior executives have an average of
25 years experience in the real estate industry and an average tenure of 15 years with the firm.

THE PROPERTY. The property is a 40-story class "A" building on a 2.50 acre site featuring 921 rental units, a 194-car parking garage, 41,789 square feet of ground floor retail space, a 35,000 square foot health club with a 25-yard swimming pool, two outdoor tennis courts, a basketball court, a party room, workout facilities and a sun deck. The property contains a total of 249 studio apartments, 461 one bedroom units, 210 two bedroom units and one two-bedroom super's unit. Many of the apartments have Hudson River waterfront views. The property also features 24-hour doorman/concierge service and a morning shuttle bus service to the Eighth Avenue and 42nd Street subway station. There is a laundry room with two washers and two dryers on each floor. As of October 15,
2004, the residential occupancy was 95.2%, and minimal rent concessions were being offered. The property's 194-car capacity garage is accessed via a ramp extending up from the property's driveway connecting West 41st and West 42nd
Streets.

The property is a taxable 80/20 multifamily property with twenty percent of the units (184) being rented to tenants whose income is at or below 80% of area median income ($54,043). The property has a related tax abatement under Section
421-a of the New York State Real Property Tax Law with an original term of 20 years, with 16 years remaining. The property is abated from any increases in assessed value for the first twelve years. Property tax assessments will phase in (20% increments every other year) starting in year 13 (2013/2014) of the abatement. The lower rents associated with the 421-a program can be raised to market rates (assuming they are higher at the time) once the program terminates.

THE MARKET(1). The property is located on West 42nd Street between 11th and 12th
Avenues in the Midtown West section of New York City in a neighborhood known as
Clinton. Clinton is considered to span from West 30th Street to West 59th Street between Eighth Avenue and the Hudson River. Renters have increasingly come to look at Clinton as an affordable alternative to the more expensive areas to the south and north. Rental facilities within this neighborhood are well served by retail, have adequate access to community service facilities including hospitals and medical clinics and enjoy numerous entertainment options. Additionally the area is well served by public transportation, providing an easy commute for residents to the midtown and downtown business districts.

The property's market area continues to exhibit favorable conditions for luxury units. According to the report of a third party market data service, as of the end of the Third Quarter 2004, apartment rental rates in the New York City area grew by 2.1% from the Second Quarter, and the overall apartment vacancy rate was
3.0%. A total of 643 units were constructed during the Third Quarter and 910 units were absorbed. According to the market data service report, as of the
Third Quarter 2004, the average monthly rent for apartment buildings built after
1994 in the Midtown West submarket was $3,166, and rents increased by 2.8% from the prior period. Over the last one year period, rents increased by 4% in this submarket. The overall vacancy rate in this submarket is 3.7% as of the Third
Quarter 2004, after having decreased from 4.0% in the Second Quarter. Overall both the New York City market and the submarket have low vacancy rates, the rental rate trend is stable to improving, and the rate of new construction is moderate.

PROPERTY MANAGEMENT. The property is managed by Silverstein Properties, a borrower related entity. The firm has developed over 20 million square feet of real estate and currently manages over 7 million square feet of real estate in
Manhattan.
-------------------------------------------------------------------------------

1  Certain information was obtained from the One River Place Apartments appraisal dated October 15, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    22 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                           ONE RIVER PLACE APARTMENTS

[MAP OF ONE RIVER PLACE APARTMENTS OMITTED]

                                    23 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                    PIER 39

[PHOTOS OF PIER 39 OMITTED]

                                    24 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                    PIER 39

                       MORTGAGE LOAN INFORMATION
-----------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:         $153,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:     $153,000,000
 % OF POOL BY IPB:                   5.3%
 LOAN SELLER:                        JPMorgan Chase Bank, N.A.
 BORROWER:                           Pier 39 Limited Partnership
 SPONSOR:                            Robert A. Moor, Molly M. South
 ORIGINATION DATE:                   12/17/04
 INTEREST RATE:                      5.2600%
 INTEREST-ONLY PERIOD:               36 Months
 MATURITY DATE:                      01/01/15
 AMORTIZATION TYPE:                  IO-Balloon
 ORIGINAL AMORTIZATION:              324 Months
 REMAINING AMORTIZATION:             324 Months
 CALL PROTECTION:                    L(24),Def(91),O(3)
 CROSS-COLLATERALIZATION:            No
 LOCK BOX:                           Hard
 ADDITIONAL DEBT:                    No
 ADDITIONAL DEBT TYPE:               Capital Lease Permitted(1)
 LOAN PURPOSE:                       Refinance

1  Future capital lease not to exceed $2 million and lender approved unsecured indebtedness permitted.

                     ESCROWS
--------------------------------------------------

 ESCROWS/RESERVES:         INITIAL      MONTHLY
                           -------     --------
 TAXES:                         $0      $56,681
 INSURANCE:                     $0     $166,665
 CAPEX:                         $0      $17,569
 REQUIRED REPAIRS:      $3,481,250(2)        $0

                           PROPERTY INFORMATION
--------------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Leasehold
 PROPERTY TYPE:              Retail -- Anchored
 SQUARE FOOTAGE:             242,283
 LOCATION:                   San Francisco, CA
 YEAR BUILT/RENOVATED:       1978/2004
 OCCUPANCY:                  95.6%
 OCCUPANCY DATE:             12/01/04
 NUMBER OF TENANTS:          125
 HISTORICAL NOI:
   2002:                     $11,744,313
   2003:                     $11,646,949
   TTM AS OF 10/31/04:       $13,774,910
 AVERAGE IN-LINE SALES/SF:   $740 (shops/fast food), $657 (restaurant)
 AVERAGE OCCUPANCY COST:     14.8%
 UW REVENUES:                $27,880,864
 UW EXPENSES:                $13,633,766
 UW NOI:                     $14,247,098
 UW NET CASH FLOW:           $13,640,354
 APPRAISED VALUE:            $200,700,000
 APPRAISAL DATE:             11/22/04

         FINANCIAL INFORMATION
----------------------------------------

 CUT-OFF DATE LOAN/SF:     $631
 CUT-OFF DATE LTV:         76.2%
 MATURITY DATE LTV:        65.9%
 UW DSCR:                  1.28x

                                SIGNIFICANT TENANTS
                                                                          MOODY'S/
 TENANT NAME                  PARENT COMPANY                            S&P/FITCH(3)
---------------------------- ----------------------------------------- ------------

 AQUARIUM OF THE BAY         Aquarium of The Bay                            NR
 NEPTUNE'S PALACE/BAY VIEW   Neptune's Palace/Bay View                      NR
 HARD ROCK CAFE              Hard Rock Cafe International, Inc.             NR
 BUBBA GUMP SHRIMP CO.       Bubba Gump Shrimp Co. Restaurants, Inc.        NR
 SWISS LOUIS RESTAURANT      Swiss Louis Restaurant                         NR

                                                                              SALES
                                                                    LEASE      PSF
                               SQUARE      % OF     BASE RENT   EXPIRATION    AS OF
 TENANT NAME                    FEET       GLA         PSF         YEAR      YE 2003
---------------------------- --------- ---------- ------------ ------------ --------

 AQUARIUM OF THE BAY          47,217       19.5%   $  0.00(4)     2014       $   92
 NEPTUNE'S PALACE/BAY VIEW    12,360        5.1%   $ 24.00        2010       $  988
 HARD ROCK CAFE               10,608        4.4%   $ 91.96        2012       $  887
 BUBBA GUMP SHRIMP CO.         9,500        3.9%   $ 22.20        2012       $1,037
 SWISS LOUIS RESTAURANT        8,670        3.6%   $ 24.56        2010       $  257

2  Initial repair escrow represents 125% of estimated expense budgeted for 2005 including wharf and seawall repairs, wave baffles, roof and shingle replacement.

3  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

4  Aquarium of the Bay rent is paid directly to the San Francisco Port
   Commission, which owns the fee interest in the subject property.

                                    25 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                    PIER 39

THE LOAN. The Pier 39 Loan is secured by a first mortgage on the leasehold interest in a 242,283 square foot specialty retail shopping center located in
San Francisco, California.

THE BORROWER. The Borrower is Pier 39 Limited Partnership, a special purpose entity controlled by Robert A. Moor and Molly M. South. The sponsors have managed the property since they purchased it in 1981.

The sponsors have extensive experience with similar specialty retail projects throughout the United States, including Sundance Square in Ft. Worth, Texas,
North Pier Festival Marketplace and Century Shopping Center in Chicago,
Illinois, and Union Station in Indianapolis, Indiana. Mr. Moor and Ms. South
also control Market Development LP, a corporate marketing group; and Moor+South
Entertainment, a management and advisory company.

THE PROPERTY. Pier 39 is an internationally renowned, multi-tenant, specialty retail shopping center located near the San Francisco Bay in San Francisco,
California. The property offers over 100 specialty retail shops, restaurants and entertainment venues in approximately 240,000 square feet. Pier 39 is a tourist attraction due to its retail and entertainment offerings and its unobstructed views of the Golden Gate Bridge, the Bay Bridge, Alcatraz and the San Francisco
skyline.

The property is located two blocks east of Fisherman's Wharf at the northernmost point of the San Francisco peninsula. It is approximately two miles north of downtown San Francisco and the hotel and retail areas of Union Square, Chinatown and the Financial District. Pier 39 is also approximately two miles from the
Oakland Bay Bridge to the northwest and approximately 3.5 miles east of the
Golden Gate Bridge.

Major tenants include Hard Rock Cafe, Neptune's and Bubba Gump restaurants;
Aquarium on the Bay which is a 707,000 gallon aquarium and marine attraction;
and the Blue & Gold Fleet which is the exclusive provider of transportation to and from Alcatraz Island. Additional tenants include fast food and local restaurants, specialty shops and seven entertainment venues. The property also includes a 980-car parking garage and a marina consisting of 306 boat slips. 254 of the boat slips are leased to long-term tenants, and the remainder are leased on a short-term basis.

Pier 39 is approximately 95.6% occupied. Tenant sales for specialty shops and fast food restaurants averaged approximately $740 per square foot in 2003 and sales for traditional restaurants averaged over $650 per square foot for the same period. Since 1998, the sponsors have spent approximately $4.2 million in capital improvements, and they have budgeted approximately $3 million for additional improvements in 2005.

The San Francisco Port Commission -- representing the City and County of San
Francisco -- is the fee owner of the land under Pier 39 including the marina and surrounding port areas. The ground lease between the Port Commission and the
Borrower expires in December, 2042. Ground rent payments are based on a formula consisting of fixed rent, percentage rent, and rental payments from various sources within and outside of the property.

THE MARKET(1). According to the report of a third party market data service, the retail vacancy rate in San Francisco County was approximately 3.3% at the end of
2004 which is consistent with the historical performance of the property.
Although there are no directly comparable properties to Pier 39, two other retail centers in the Fisherman's Wharf area -- The Cannery and Anchorage Center
-- were identified as having similar tenant offerings. Tenant sales at those centers are estimated at approximately $300 per square foot to $400 per square foot with occupancy between 90% and 95%. Tenant rental rates at Pier 39 and similar properties have wide ranges due to various space locations, sizes and finishes. The range of rental rates at the property is from approximately $11 per square foot to $617 per square foot, and the average occupancy cost is approximately 14.8%. According to the appraisal, annual rental rates in similar tourist areas of Downtown San Francisco, Fisherman's Wharf and Union Square
average approximately $80 per square foot to $120 per square foot.

PROPERTY MANAGEMENT. The property is managed by Moor and South which is wholly controlled by the sponsors Robert A. Moor and Molly M. South. The sponsors have managed the property since they acquired it in 1981. Moor and South has owned and/or managed various retail and entertainment projects including the Century
Shopping Center in Chicago, Illinois, Ocean One in Atlantic City, New Jersey,
and Union Station in Indianapolis, Indiana.
-------------------------------------------------------------------------------

1  Certain information was obtained from the Pier 39 appraisal dated November
   22, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    26 of 79

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NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                    PIER 39

                   LEASE ROLLOVER SCHEDULE

                 NUMBER      SQUARE      % OF
               OF LEASES     FEET        GLA       BASE RENT
 YEAR           EXPIRING   EXPIRING   EXPIRING     EXPIRING
------------- ----------- ---------- ---------- --------------

 VACANT           NA        10,661        4.4%        NA
 2005 & MTM       42        30,812       12.7     $2,465,864
 2006             17        12,615        5.2      1,042,864
 2007             14        13,544        5.6        795,353
 2008             7          4,533        1.9        629,940
 2009             15        22,639        9.3        828,568
 2010             7         34,330       14.2      1,073,498
 2011             3          2,304        1.0        237,243
 2012             10        41,274       17.0      2,148,294
 2013             2          3,671        1.5        309,441
 2014             6         62,908       26.0        579,885
 2015             0              0        0.0              0
 AFTER            2          2,992        1.2        444,306
-----            ---        ------      -----    -----------
                 125       242,283      100.0%   $10,555,255

                % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE      CUMULATIVE
                  RENT      SQUARE FEET     % OF GLA     BASE RENT    % OF BASE RENT
 YEAR           EXPIRING      EXPIRING      EXPIRING      EXPIRING       EXPIRING
------------- ------------ ------------- ------------- ------------- ---------------

 VACANT            NA          10,661          4.4%          NA            NA
 2005 & MTM        23.4%       41,473         17.1%      $2,465,864        23.4%
 2006               9.9        54,088         22.3%      $3,508,728        33.2%
 2007               7.5        67,632         27.9%      $4,304,081        40.8%
 2008               6.0        72,165         29.8%      $4,934,021        46.7%
 2009               7.8        94,804         39.1%      $5,762,589        54.6%
 2010              10.2       129,134         53.3%      $6,836,087        64.8%
 2011               2.2       131,438         54.2%      $7,073,330        67.0%
 2012              20.4       172,712         71.3%      $9,221,624        87.4%
 2013               2.9       176,383         72.8%      $9,531,065        90.3%
 2014               5.5       239,291         98.8%     $10,010,949        95.8%
 2015               0.0       228,630         94.4%     $10,110,949        95.8%
 AFTER              4.2       242,283        100.0%     $10,555,255       100.0%
-----             -----       -------        -----      -----------       -----
                  100.0%

                                    27 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                    PIER 39

[MAP OF PIER 39 OMITTED]

                                    28 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                    PIER 39

[FLOOR PLANS OF PIER 39 OMITTED]

                                    29 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                 WESTBURY PLAZA

[PHOTOS OF WESTBURY PLAZA OMITTED]

                                    30 of 79

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NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                 WESTBURY PLAZA

                   MORTGAGE LOAN INFORMATION
----------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $93,600,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $93,600,000
 % OF POOL BY IPB:                 3.2%
 LOAN SELLER:                      JPMorgan Chase Bank, N.A.
 BORROWER:                         PL Westbury LLC
 SPONSOR:                          DRA Advisors LLC,
                                   Kimco Realty Corp.
 ORIGINATION DATE:                 12/21/04
 INTEREST RATE:                    4.6550%
 INTEREST-ONLY PERIOD:             60 Months
 MATURITY DATE:                    01/01/10
 AMORTIZATION TYPE:                Interest-Only
 ORIGINAL AMORTIZATION:            NA
 REMAINING AMORTIZATION:           NA
 CALL PROTECTION:                  L(24),Def(32),O(2)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Springing
 ADDITIONAL DEBT:                  $30,600,000(1)
 ADDITIONAL DEBT TYPE:             Mezzanine Debt
 LOAN PURPOSE:                     Acquisition

                ESCROWS
---------------------------------------

 ESCROWS/RESERVES:   INITIAL   MONTHLY
                     --        ------
 CAPEX:              $0        $4,554
 TI/LC(2):           $0            $0

               PROPERTY INFORMATION
---------------------------------------------------

 SINGLE ASSET/PORTFOLIO:     Single Asset
 TITLE:                      Fee
 PROPERTY TYPE:              Retail -- Anchored
 SQUARE FOOTAGE:             398,602
 LOCATION:                   Westbury, NY
 YEAR BUILT/RENOVATED:       1993/2004
 OCCUPANCY:                  100.0%
 OCCUPANCY DATE:             10/31/04
 NUMBER OF TENANTS:          9
 HISTORICAL NOI:
   2002:                     $7,700,779
   2003:                     $5,650,512
  TTM AS OF 07/31/04:        $6,492,535
 AVERAGE IN-LINE SALES/SF:   $336
 AVERAGE OCCUPANCY COST:     7.2%
 UW REVENUES:                $11,951,596
 UW EXPENSES:                $4,559,977
 UW NOI:                     $7,391,619
 UW NET CASH FLOW:           $7,132,529
 APPRAISED VALUE:            $117,000,000
 APPRAISAL DATE:             10/29/04

       FINANCIAL INFORMATION
-----------------------------------

 CUT-OFF DATE LOAN/SF:    $235
 CUT-OFF DATE LTV:        80.0%
 MATURITY DATE LTV:       80.0%
 UW DSCR:                 1.61x

                                                    SIGNIFICANT TENANTS
                                                                                                                      SALES
                                                                                                           LEASE      PSF
                                                          MOODY'S/    SQUARE      % OF     BASE RENT   EXPIRATION    AS OF
 TENANT NAME             PARENT COMPANY                 S&P/FITCH(3)   FEET       GLA         PSF         YEAR      YE 2003
----------------------- ------------------------------ ------------ --------- ---------- ------------ ------------ --------

 COSTCO WHOLESALE       Costco Wholesale Corporation      A2/A/A+    148,295      37.2%    $ 18.71       2009         NA
 WAL-MART               Wal-Mart Stores, Inc.            Aa2/AA/AA   110,054      27.6%    $ 14.50       2019         NA
 MARSHALLS              TJX Cos Inc.                      A3/A/NR     45,826      11.5%    $ 23.00       2009        $281
 THE SPORTS AUTHORITY   The Sports Authority, Inc.          NR        43,000      10.8%    $ 23.00       2013        $389
 BORDERS BOOKS          Borders Group Inc.                  NR        30,950       7.8%    $ 23.88       2019        $270

1  Mezzanine debt is secured by equity pledges in borrower and 7 other affiliates encompassing $270.9 million of total first mortgage debt.

2  Monthly escrows for TI/LC will be collected if DSCR falls below 1.20x or if
   Costco gives notice of vacating their space.

3  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    31 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                 WESTBURY PLAZA

THE LOAN. The Westbury Plaza Loan is secured by a first mortgage interest in a
398,602 square foot anchored retail center located on Long Island, in Westbury,
New York.

THE BORROWER. The borrower is PL Westbury LLC, a special purpose entity owned by
DRA Advisors LLC, which has 85% ownership, and Kimco Realty Corp, which has 15%
ownership. The borrower acquired the subject property as part of a larger $1.2 billion acquisition of Price Legacy Corporation (NASDAQ: PLRE) by PL Retail LLC,
a joint venture between DRA Advisors LLC and Kimco Realty Corp.

DRA Advisors LLC is a New York-based registered investment advisor specializing in real estate investment management services for institutional and private investors, which includes pension funds, university endowments, foundations, and insurance companies. DRA Advisors LLC was founded in 1986 and currently manages approximately $3 billion in assets.

Kimco Realty Corp. (NYSE: KIM), a publicly-traded real estate investment trust
("REIT"), has specialized in shopping center acquisitions, development, and management for over 45 years. Kimco Realty Corp. owns and operates one of the nation's largest portfolios of neighborhood and community shopping centers, which are located throughout 42 states, Canada and Mexico. The REIT currently has interests in 750 properties, comprising approximately 112 million square feet of leasable space.

THE PROPERTY. Westbury Plaza is an anchored retail center located on Old Country
Road, a major thoroughfare in Long Island. The neighborhood is a primarily commercial area, including multiple shopping centers, malls, offices and fast food restaurants. Major tenants include Costco Wholesale, Marshalls and
Wal-Mart. Other tenants include The Sports Authority, Ruby Tuesday's, The Olive
Garden, Borders Books, California Pizza Kitchen and Bank of America. The subject property consists of six buildings and is located on approximately 30.4 acres of land. The property was constructed in 1993. During 2004, the property underwent renovations as Wal-Mart completed build out of its space (formerly leased by
K-Mart). Wal-Mart opened for business in January 2005 and its lease expires in
2019.

Westbury Plaza is located within a few miles of Meadowbrook Parkway, Northern
Parkway, and the Long Island Expressway. It is adjacent to the Source Mall, which is anchored by Saks Off Fifth, Nordstom RACK, H&M, Old Navy, Circuit City,
and The Cheesecake Factory. The Source Mall is also connected to Fortunoff.
Behind the subject property is Roosevelt Raceway Center, which is anchored by
Loews Theater, Expo Design and Target. Best Buy and Office Max are located near the Wal-Mart at Westbury Plaza, and there are numerous fast food chains and a
Holiday Inn across the street. Roosevelt Field Mall, one of the largest malls in the country, is located within approximately one-half of a mile from the subject property. Roosevelt Field is anchored by JCPenney, Bloomingdales, Macys and
Nordstrom and includes approximately 2,184,000 square feet of retail space.

Westbury Plaza is approximately 100.0% occupied. Rents at the property range from approximately $23.00 per square foot to approximately $38.00 per square foot for non-anchor tenants, with anchor rents ranging from approximately $14.50 per square foot to approximately $18.71 per square foot.

THE MARKET(1). Westbury Plaza is located within the Nassau-Suffolk submarket. As of 2003, population within a 3 mile radius of the property is approximately
142,819, with an average household income of approximately $93,145. Total retail square footage in the market is approximately 21.5 million, with net absorption of approximately 250,000 square feet in 2003. From 2000 to 2003, the
Nassau-Suffolk submarket experienced a compound annual growth rate in retail sales of approximately 5.3%.

The market retail vacancy rate for the Third Quarter of 2004 was approximately
1.0%, and a third party market data service reported retail vacancy of approximately 2.7% in the Second Quarter of 2004. This represents an increase in market occupancy from approximately 97.0% in FY2003 and approximately 96.2% in
FY2002. The 2003 market vacancy rate of approximately 3.0% was the lowest annual vacancy rate since 1999. Comparable properties reported an average occupancy of approximately 96.5%, with in-line rents ranging from approximately $22 per square foot to approximately $60 per square foot. As of the Second Quarter of
2004, market rents are estimated at approximately $22 per square foot for non-anchor tenants, with market anchor rents estimated at approximately $17 per square foot.

PROPERTY MANAGEMENT. The property is managed by Kimco Realty Corp., which has specialized in managing retail properties for over 45
years. Kimco Realty Corp. owns and operates over 100 million square feet of leasable space.
-------------------------------------------------------------------------------

1  Certain information was obtained from the Westbury Plaza appraisal dated
   October 29, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    32 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                 WESTBURY PLAZA

                                                    LEASE ROLLOVER SCHEDULE
                 NUMBER                                                     CUMULATIVE                                CUMULATIVE
                  OF        SQUARE                             % OF BASE      SQUARE      CUMULATIVE    CUMULATIVE    % OF BASE
                LEASES      FEET      % OF GLA    BASE RENT      RENT          FEET        % OF GLA     BASE RENT       RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING     EXPIRING
------------- ---------- ---------- ----------- ------------ ------------ ------------- ------------- ------------- ------------

 VACANT          NA             0        0.0%        NA            NA              0          0.0%          NA        NA
 2005 & MTM       0             0        0.0             $0        0.0%            0          0.0%             $0         0.0%
 2006             1             0        0.0         40,320        0.5             0          0.0%        $40,320         0.5%
 2007             0             0        0.0              0        0.0             0          0.0%        $40,320         0.5%
 2008             0             0        0.0              0        0.0             0          0.0%        $40,320         0.5%
 2009             4       209,598       52.6      4,236,603       54.4       209,598         52.6%     $4,276,923        54.9%
 2010             0             0        0.0              0        0.0       209,598         52.6%     $4,276,923        54.9%
 2011             0             0        0.0              0        0.0       209,598         52.6%     $4,276,923        54.9%
 2012             0             0        0.0              0        0.0       209,598         52.6%     $4,276,923        54.9%
 2013             1        43,000       10.8        989,000       12.7       252,598         63.4%     $5,265,923        67.6%
 2014             1         5,000        1.3        190,000        2.4       257,598         64.6%     $5,455,923        70.0%
 2015             0             0        0.0              0        0.0       257,598         64.6%     $5,455,923        70.0%
 AFTER            2       141,004       35.4      2,334,869       30.0       398,602        100.0%     $7,790,792       100.0%
-----         ----------  -------      -----     ----------      -----       -------        -----      ----------       -----
                  9       398,602      100.0%    $7,790,792      100.0%

                                    33 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                 WESTBURY PLAZA

[MAP OF WESTBURY PLAZA OMITTED]

                                    34 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                 WESTBURY PLAZA

[FLOOR PLAN OF WESTBURY PLAZA OMITTED]

                                    35 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                 SHOWCASE MALL

[PHOTOS OF SHOWCASE MALL OMITTED]

                                    36 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                 SHOWCASE MALL

                      MORTGAGE LOAN INFORMATION
---------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $92,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $92,000,000
 % OF POOL BY IPB:                 3.2%
 LOAN SELLERS:                     JPMorgan Chase Bank, N.A.
                                   Eurohypo AG, New York Branch(1)
 BORROWER:                         CCR/AG Showcase Phase I
                                   Owner, L.L.C.
 SPONSORS:                         Angelo Gordon Realty Funds and
                                   City Center Retail, LLC
 ORIGINATION DATE:                 02/10/05
 INTEREST RATE:                    5.3730%
 INTEREST ONLY PERIOD:             120 Months
 MATURITY DATE:                    02/07/15
 AMORTIZATION TYPE:                Interest Only
 ORIGINAL AMORTIZATION:            NA
 REMAINING AMORTIZATION:           NA
 CALL PROTECTION:                  L(24),Def(58),O(37)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Cash Management Agreement
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             Mezzanine Debt Permitted
 LOAN PURPOSE:                     Acquisition

               PROPERTY INFORMATION
--------------------------------------------------

 SINGLE ASSET/PORTFOLIO:    Single Asset
 TITLE:                     Fee
 PROPERTY TYPE:             Retail -- Anchored
 SQUARE FOOTAGE:            184,814
 LOCATION:                  Las Vegas, NV
 YEAR BUILT/RENOVATED:      1996
 OCCUPANCY:                 100.0%
 OCCUPANCY DATE:            10/01/04
 NUMBER OF TENANTS:         10
 HISTORICAL NOI:
   2002:                    $7,642,222
   2003:                    $8,581,963
   TTM AS OF 11/30/04:      $9,948,912
 AVERAGE INLINE SALES/SF:   $294
 AVERAGE OCCUPANCY COST:    21.2%
 UW REVENUES:               $12,446,651
 UW EXPENSES:               $3,725,842
 UW NOI:                    $8,720,809
 UW NET CASH FLOW:          $8,508,273
 APPRAISED VALUE:           $150,000,000
 APPRAISAL DATE:            01/01/05

1  The loan was jointly originated by JPMorgan Chase Bank N.A. and Eurohypo AG,
   New York Branch. The loan consists of two $46 million pari-passu notes.

                 ESCROWS
-----------------------------------------

 ESCROWS/RESERVES:    INITIAL    MONTHLY
                      ------     --
 TAXES:               $57,914    $0
 TILC:               $401,000    $0

       FINANCIAL INFORMATION
-----------------------------------

 CUT-OFF DATE LOAN/SF:    $498
 CUT-OFF DATE LTV:        61.3%
 MATURITY DATE LTV:       61.3%
 UW DSCR:                 1.70x

                           SIGNIFICANT TENANTS
                                                                MOODY'S/
 TENANT NAME                   PARENT COMPANY                  S&P/FITCH(2)
----------------------------- ------------------------------- ------------

 SEGA ENTERPRISES INC. USA(3) Sega Japan                        NR/BB-/NR
 UNITED ARTIST THEATRES       United Artist Theatre Company        NR
 COCA-COLA                    The Coca-Cola Company             Aa3/A+/A+
 M&M'S WORLD                  Mars Inc.                            NR
 SHOWCASE FOOD COURT          Showcase Food Court                  NR

                                                                                 SALES
                                                                     LEASE       PSF
                                SQUARE      % OF     BASE RENT   EXPIRATION   AS OF TTM
 TENANT NAME                     FEET       GLA         PSF         YEAR      10/31/04
----------------------------- --------- ---------- ------------ ------------ ----------

 SEGA ENTERPRISES INC. USA(3) 47,161    25.5%      $ 57.50         2012         $124
 UNITED ARTIST THEATRES       41,108    22.2%      $ 18.50         2017         $ 99
 COCA-COLA                    31,079    16.8%      $ 65.70         2007         $313
 M&M'S WORLD                  31,025    16.8%      $ 59.32         2012         $701
 SHOWCASE FOOD COURT          14,737     8.0%      $ 36.90         2018         $466

2  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

3  The tenant has subleased the premises to its subsidiary, Gameworks, which is currently in bankruptcy proceedings. However, Sega Enterprises Inc. USA remains the obligor under the terms of the lease.

                                    37 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                 SHOWCASE MALL

THE LOAN. The Showcase Mall Loan is secured by a first mortgage interest in a
184,814 square foot anchored retail and entertainment center located in Las
Vegas, Nevada.

THE BORROWER. The borrowing entity is CCR/AG Showcase Phase I Owner, L.L.C., a special purpose entity that is controlled by a limited liability company consisting of Angelo Gordon Realty Funds ("Angelo Gordon") and City Center
Retail, LLC ("City Center Retail"). The two entities have partnered in prior retail transactions, including the development of Silver City Plaza, which is also located on the Las Vegas Strip.

Angelo Gordon was founded in 1988 by John Angelo and Michael Gordon. It has purchased real estate properties within all the major property types and currently has a real estate portfolio with properties located throughout the
United States. Angelo Gordon currently manages approximately $10 billion of assets of various disciplines.

City Center Retail specializes in the development, redevelopment and acquisition of urban real estate, including retail, office and mixed use properties. With approximately 40 years of combined experience, the principals of City Center
Retail have been involved with the development, redevelopment and acquisition of over $1 billion of commercial real estate transactions nationwide.

THE PROPERTY. Showcase Mall is a four-story retail and entertainment center located on the Las Vegas Strip, in front of the MGM Grand Hotel and Casino, in
Las Vegas, Nevada. Showcase Mall operates in superstore format and includes both nationally and internationally recognized tenant names. The property's approximately 400 feet of all-glass frontage gives each tenant the opportunity to create its own retail image. Tenants include Coca-Cola, Gameworks, M&M's
World, United Artist Theatres and Westgate Resorts. Showcase Mall opened its new second level food court in October of 2003. The food court offers seating for approximately 230 people and features tenants such as Panda Express, Wendy's and
Starbucks.

Showcase Mall is located on the east side of Las Vegas Boulevard between
Tropicana Avenue and Harmon Road at Monte Carlo. It is afforded a location in front of the MGM Grand Hotel and opposite from the New York, New York Hotel. It has north/south access via Interstate 15 and Las Vegas Boulevard. East/west access is provided by Tropicana Avenue and Flamingo Road and Spring Mountain
Road to the north. The Tropicana Avenue and Flamingo Road interchange with
Interstate 15 is approximately one-half mile west of Las Vegas Boulevard.

Showcase Mall's immediate area is characterized by concept hotels, restaurants and gaming establishments. Retail development along the Las Vegas Strip ranges from small strip centers to retailers within hotels/resorts and the Fashion Show
Mall, which is an approximately 820,000 square foot enclosed regional mall located along Spring Mountain Road and Las Vegas Boulevard. Showcase Mall is
100.0% occupied. Rents at the property range from approximately $18.50 per square foot to approximately $2,500 per square foot, with an average rent of approximately $54.66 per square foot.

THE MARKET(1). Showcase Mall is located in the Las Vegas market, and the Las
Vegas central business district submarket. As of 2004, population within a 3 mile radius of the property is approximately 140,365, with an average household income of approximately $62,124. Las Vegas draws approximately 35 million tourists a year, and over 15 million people pass by Showcase Mall annually.

As of the Second Quarter of 2004, the Las Vegas retail market consists of approximately 38,612,482 square feet of inventory, with approximately 878,633 feet of net absorption. The market retail vacancy rate is approximately 3.6%, with market rent estimated at approximately $18.96 per square foot. The submarket vacancy rate is approximately 10.8%. Comparable properties reported an average occupancy of approximately 96.2%, with rents ranging from approximately
$34.00 per square foot to approximately $1,500 per square foot.

PROPERTY MANAGEMENT. The property is managed by City Center Retail, LLC, which consists of principals Mark G. Stefan and Sigura J. Anderson. They have specialized in managing properties for approximately 40 years and have developed, redeveloped and acquired over $1 billion of commercial real estate.

--------------------------------------------------------------------------------

1  Certain information was obtained from the Showcase Mall appraisal dated
   January 1, 2005. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    38 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                 SHOWCASE MALL

                   LEASE ROLLOVER SCHEDULE
                 NUMBER
                  OF        SQUARE
                LEASES      FEET      % OF GLA     BASE RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING     EXPIRING
------------- ---------- ---------- ----------- --------------

 VACANT          NA             0        0.0%            NA
 2005 & MTM       0             0        0.0             $0
 2006             0             0        0.0              0
 2007             2        31,079       16.8      2,041,889
 2008             1         9,334        5.1        233,350
 2009             0             0        0.0              0
 2010             0             0        0.0              0
 2011             0             0        0.0              0
 2012             3        78,186       42.3      4,552,056
 2013             1         1,196        0.6        250,000
 2014             1           600        0.3        420,000
 2015             0             0        0.0              0
 AFTER            6        64,419       34.9      2,604,328
-----            --       -------      -----    -----------
                 14       184,814      100.0%   $10,101,623

                             CUMULATIVE    CUMULATIVE
                % OF BASE      SQUARE        % OF       CUMULATIVE    CUMULATIVE %
                  RENT          FEET          GLA       BASE RENT    OF BASE RENT
 YEAR           EXPIRING      EXPIRING     EXPIRING      EXPIRING      EXPIRING
------------- ------------ ------------- ------------ ------------- --------------

 VACANT               NA             0     0.0%                NA            NA
 2005 & MTM         0.0%             0     0.0%                $0          0.0%
 2006               0.0              0     0.0%                $0          0.0%
 2007              20.2         31,079    16.8%        $2,041,889         20.2%
 2008               2.3         40,413    21.9%        $2,275,239         22.5%
 2009               0.0         40,413    21.9%        $2,275,239         22.5%
 2010               0.0         40,413    21.9%        $2,275,239         22.5%
 2011               0.0         40,413    21.9%        $2,275,239         22.5%
 2012              45.1        118,599    64.2%        $6,827,295         67.6%
 2013               2.5        119,795    64.8%        $7,077,295         70.1%
 2014               4.2        120,395    65.1%        $7,497,295         74.2%
 2015               0.0        120,395    65.1%        $7,497,295         74.2%
 AFTER             25.8        184,814   100.0%       $10,101,623        100.0%
-----             -----        -------   -----        -----------        -----
                  100.0%

                                    39 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                 SHOWCASE MALL

[MAP OF SHOWCASE MALL OMITTED]

                                    40 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                 SHOWCASE MALL

[FLOOR PLANS OF SHOWCASE MALL OMITTED]

                                    41 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                777 SIXTH AVENUE

[PHOTOS OF 777 SIXTH AVENUE OMITTED]

                                    42 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                777 SIXTH AVENUE

                     MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $80,500,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $80,500,000
 % OF POOL BY IPB:                 2.8%
 LOAN SELLER:                      Nomura Credit & Capital, Inc.
 BORROWER:                         777 Sixth Avenue Owner LLC
 SPONSOR:                          Harry Macklowe
 ORIGINATION DATE:                 12/17/04
 INTEREST RATE:                    4.5300%
 INTEREST-ONLY PERIOD:             60 Months
 MATURITY DATE:                    01/11/10
 AMORTIZATION TYPE:                Interest Only
 ORIGINAL AMORTIZATION:            NA
 REMAINING AMORTIZATION:           NA
 CALL PROTECTION:                  L(24),Def(30),O(4)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Hard
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             NA
 LOAN PURPOSE:                     Refinance

                  ESCROWS
-------------------------------------------

 ESCROWS/RESERVES:    INITIAL     MONTHLY
                      ------      -----
 TAXES:                    $0    $53,423
 INSURANCE:          $112,319    $11,232
 CAPEX(1):             $6,125     $6,125
 LETTER OF CREDIT:   $386,518         $0

                   PROPERTY INFORMATION
-----------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Multifamily -- Mid/High Rise
 UNITS:                    294
 LOCATION:                 New York, NY
 YEAR BUILT/RENOVATED:     2000
 OCCUPANCY:                99.7%
 OCCUPANCY DATE:           11/01/04
 HISTORICAL NOI:
   2002:                   $8,842,253
   2003:                   $8,577,770
   TTM AS OF 10/31/04:     $8,556,322
 UW REVENUES:              $10,646,558
 UW EXPENSES:              $3,017,915
 UW NOI:                   $7,628,643
 UW NET CASH FLOW:         $7,555,143
 APPRAISED VALUE:          $125,100,000
 APPRAISAL DATE:           12/01/04

         FINANCIAL INFORMATION
----------------------------------------

 CUT-OFF DATE LOAN/UNIT:   $273,810
 CUT-OFF DATE LTV:            64.3%
 MATURITY DATE LTV:           64.3%
 UW DSCR:                     2.04x

                                                 MULTIFAMILY INFORMATION

                                                AVERAGE UNIT      APPROXIMATE NET                         AVERAGE MONTHLY
         UNIT MIX             NO. OF UNITS      SQUARE FEET         RENTABLE SF        % OF TOTAL SF       ASKING RENT
-------------------------   ---------------   ---------------   ------------------   ----------------   -----------------

 STUDIO                             84               549               46,080               23.3%             $2,308
 ONE BEDROOM                       180               667              120,009               60.6              $2,887
 TWO BEDROOM                        29             1,100               31,890               16.1              $4,292
-------------------------          ---             -----              -------              -----              ------
 TOTAL/WEIGHTED AVERAGE           293(2)             676              197,979              100.0%             $2,860

1  Replacement Reserves shall be collected whenever the reserve balance falls below $147,000.

2  Excludes a two-bedroom unit for the manager.

                                    43 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                777 SIXTH AVENUE

THE LOAN. The 777 Sixth Avenue Loan is secured by a first mortgage interest in a
294-unit class "A" luxury multifamily property located in New York, New York.

THE BORROWER. The Borrower is 777 Sixth Avenue Owner LLC, the sole member of
Borrower, which is owned by Macklowe Properties. Founded in the mid-1960's by
Harry Macklowe, the company develops, acquires, renovates, manages, and leases
Manhattan office and apartment properties. Macklowe Properties purchased the
General Motors Building for $1.4 billion in 2003. In addition to 777 Sixth
Avenue, the company owns the Longacre House on West 50th Street, RiverTerrace on
East 72nd Street, and RiverTower on East 54th Street. Office properties owned by
Macklowe Properties include 540 Madison, 400 Madison, 2 Grand Central Tower, and the aforementioned GM Building. Harry Macklowe owns 100% of the ownership interests in the property, which was developed at a total cost of approximately
$90,000,000.

THE PROPERTY. The property is a 31-story class "A" luxury apartment building completed in 2000 containing 294 units. The property offers a total of 84 studios, 180 one-bedroom units, 29 two-bedroom units, and a single three-bedroom unit for the building manager. Building amenities include a 24-hour concierge, a
24-hour/7 day tenant-only health club, private lounge, housekeeping, high-speed telecommunication/information providers, pre-wired fiber optics, laundry room, and a rooftop outdoor deck. The building also features a state of the art security system with an extensive network of surveillance cameras, fingerprint readers on secure doors and motion detectors. The November 1, 2004 rent roll shows the property to be 99.7% leased. Rents at the property range from $2,000 to $4,795 per month, with an average rent of approximately $2,860 per month.
Concessions have not been historically offered, with the exception of the initial lease-up period. Currently, 48% of the units (142 units) are leased by various corporate housing providers. These contracts are at or below prevailing market rents, are at least one year in length and have staggered expirations.
The largest concentration of units is leased by Furnished Quarters, LLC, with 56 units. Retail tenants (with frontage along Sixth Avenue) are Duane Reade (7,500 square feet at $70 per square foot, expiring in November 2015) and Sleepy's
(4,102 square feet at $57.45 per square foot, expiring in May 2013). A valet service also operates inside the building under a month-to-month agreement in which they pay $26,400 per annum.

The property benefits from a real estate tax exemption under Section 421-a of the New York State Property Tax Law which began in 2002. The property received a
100% abatement the first two years after the Certificate of Occupancy was issued, with property tax assessments phased in by 20% increments every other year (the subject property currently receives an 80% abatement). The property is subject to a form of rent stabilization during the abatement period. Under the regulations, the property starts at market rents (initial rents were based on the original rent roll submitted to the program). After the initial lease up, rent steps are based on the annual determinations of the New York City Rent
Stabilization Board, plus an additional 2.2%. Currently the Board set rent increases of 3.5% for one-year leases and 5% for two-year leases.

THE MARKET(1). The property is located on the west side of Sixth Avenue between
26th and 27th Streets, in the heart of Chelsea, New York. Roughly bounded by
30th Street, the Hudson River, Fifth Avenue, and 14th Street, Chelsea has
recently evolved from an industrial area to a trendy residential neighborhood known for its galleries, restaurants, nightlife, and appeal to a diverse mix of professionals and artists. The Chelsea submarket, particularly near Sixth
Avenue, is one of the strongest markets in Manhattan, currently maintaining near-100% occupancy levels. According to the report of a third party market data service, the entire Midtown West submarket, of which Chelsea is a part of, has a
3.7% vacancy rate.

The subject's market area continues to exhibit favorable conditions for luxury units. According to the market data service report, as of the end of the Third
Quarter 2004, apartment rental rates in the New York City area grew by 2.1% from the Second Quarter, and the overall apartment vacancy rate was 3.0%. A total of
643 units were constructed during the Third Quarter and 910 units were absorbed.
According to the market data service report, as of the Third Quarter 2004, the average monthly rent for apartment buildings built after 1994 in the Midtown
West submarket was $3,166, and rents increased by 2.8% from the prior period.
Over the last one year period, rents increased by 4% in this submarket. The overall vacancy rate in this submarket is 3.7% as of the Third Quarter 2004, after having decreased from 4.0% in the Second Quarter. Overall both the New
York City market and the submarket have low vacancy rates, the rental rate trend is stable to improving, and the rate of new construction is moderate.

PROPERTY MANAGEMENT. The property is managed by Macklowe Management Company,
Inc., the property management division of Macklowe Properties, a borrower related entity. Founded in the mid-1960's by Harry Macklowe, the company develops, acquires, renovates, manages, and leases Manhattan office and apartment properties. Other residential properties under management include
RiverTerrace, a 410-unit apartment building located on the Upper East Side,
Longacre House, a 293-unit apartment building located at 305 West 50th Street, and RiverTower, a 324-unit apartment building located at 420 East 54th Street.
Including 777 Sixth Avenue, Macklowe Management Company, Inc. currently manages over 1,300 residential rental units.

--------------------------------------------------------------------------------

1  Certain information was obtained from the 777 Sixth Avenue appraisal dated
   December 1, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    44 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                777 SIXTH AVENUE

[MAP OF 777 SIXTH AVENUE OMITTED]

                                    45 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                  WATERS EDGE

[PHOTOS OF WATERS EDGE OMITTED]

                                    46 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                  WATERS EDGE

                       MORTGAGE LOAN INFORMATION
-----------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $77,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $77,000,000
 % OF POOL BY IPB:                 2.7%
 LOAN SELLER:                      Nomura Credit & Capital, Inc.
 BORROWER:                         Maguire Partners -- Water's Edge
                                   Property Holding, LLC
 SPONSOR:                          Robert F. Maguire III
 ORIGINATION DATE:                 02/01/05
 INTEREST RATE:                    4.9880%
 INTEREST-ONLY PERIOD:             60 Months
 MATURITY DATE:                    02/11/25
 ARD:                              02/11/10
 AMORTIZATION TYPE:                Interest Only
 ORIGINAL AMORTIZATION:            NA
 REMAINING AMORTIZATION:           NA
 CALL PROTECTION:                  L(24),Def(31),O(4)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Hard
 ADDITIONAL DEBT(1):               $16,000,000
 ADDITIONAL DEBT TYPE:             Mezzanine Debt
 LOAN PURPOSE:                     Refinance

                     ESCROWS
-------------------------------------------------

 ESCROWS/RESERVES:       INITIAL        MONTHLY
                         -------        -----
 TAXES:                       $0        $95,914
 INSURANCE:                   $0        $19,839
 REQUIRED REPAIRS:       $24,375             $0
 RENT RESERVE(4):     $1,360,560             $0

              PROPERTY INFORMATION
-------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Office -- Suburban
 SQUARE FOOTAGE:           243,433
 LOCATION:                 Playa Vista, CA
 YEAR BUILT/RENOVATED:     2002
 OCCUPANCY(2):             100.0%
 OCCUPANCY DATE:           03/11/05
 NUMBER OF TENANTS:        1
 HISTORICAL NOI:           NA
 UW REVENUES:              $9,561,851
 UW EXPENSES:              $3,982,059
 UW NOI:                   $5,579,792
 UW NET CASH FLOW:         $5,555,516
 APPRAISED VALUE(3):       $96,400,000
 APPRAISAL DATE:           12/21/04

       FINANCIAL INFORMATION
-----------------------------------

 CUT-OFF DATE LOAN/SF:    $316
 CUT-OFF DATE LTV:        79.9%
 MATURITY DATE LTV:       79.9%
 UW DSCR:                 1.43x

                                                   SIGNIFICANT TENANTS
                                                                                                                  LEASE
                                                       MOODY'S/       SQUARE         % OF        BASE RENT     EXPIRATION
 TENANT NAME                    PARENT COMPANY       S&P/FITCH(5)      FEET          GLA            PSF            YEAR
------------------------   ----------------------   ------------   ----------   -----------   -------------   -----------

 ELECTRONIC ARTS INC.(6)   Electronic Arts Inc.          NR        243,433      100.0%            $18.37         2013

1  At origination, a total of $12,500,000 in mezzanine debt was in place. An additional $3,500,000 in mezzanine debt is permitted and is anticipated to be funded by February 11, 2006.

2  Represents the leased percentage of the property. Electronic Arts will occupy and begin paying rent on 73,052 square feet no later than September 2005.

3  Does not include the $16,500,000 current market value of the development parcel.

4  A Rent Reserve of $1,360,560 was taken at closing to be used until Electronic
   Arts begins paying rent on 73,052 square feet to be occupied in September
   2005.

5  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

6  Approximately 19,223 square feet is subleased to Playa Vista Capital, the developers of the Playa Vista Community.

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                  WATERS EDGE

THE LOAN. The Waters Edge Loan is secured by a first mortgage interest in a
243,433 square foot Class "A" office space located in Playa Vista, California.
The loan financed the acquisition of Equity Office Properties' 87.5% equity interest in the property for approximately $85,000,000 (implied total purchase price of $97,714,286).

THE BORROWER. The Borrower is Maguire Partners -- Water's Edge Holding, LLC,
which is owned by Maguire Partners. Maguire Partners is based in Los Angeles,
California and is one of the leading owners, operators, managers and developers of office properties in the United States. Since founding Maguire Partners in
1965, Robert Maguire's organization has developed a series of landmark, large-scale Class "A" office properties and master planned, mixed-use suburban campuses of noteworthy architecture. The firm currently owns or manages over 10 million square feet of prime office space, retail developments, hotel properties and parking facilities in Southern California. Included in their portfolio are the U.S. Bank Tower, Wells Fargo Tower and KPMG Tower. Maguire Partners is the
predecessor to Maguire Properties, the publicly-traded real estate investment trust (NYSE: MPG). On September 10, 1998, a voluntary Chapter 11 petition was filed by Maguire Thomas Partners-Grand Place Tower, Ltd. ("MTP"), the general partner of the Maguire Thomas Partners-Fifth & Grand, Ltd. ("Partnership"), the
then-owner of the Gas Company Tower project, and an involuntary Chapter 11 bankruptcy case was commenced against the Partnership by MTP and certain creditors of the Partnership. A voluntary Chapter 11 petition was later filed by
Maguire Thomas Partners-SCGC Holdings, Ltd., the largest limited partner of the
Gas Company Tower project, on December 23, 1998. In December of 2000, MTP successfully completed a refinancing of the project, allowing for the full repayment of the project financing and purchase by affiliates of Maguire of all interests of MTP's partner in the Gas Company Tower project. In connection with that refinancing, all reorganization proceedings were dismissed.

THE PROPERTY. Originally developed in 2002 on a 6.5-acre tract, the property is part of the acclaimed 1,087-acre master planned Playa Vista community. Waters
Edge is located at the intersection of Lincoln Boulevard and Jefferson
Boulevard, two of the area's major arterials, at the gateway to the Playa Vista master development providing outstanding access and visibility. The property has unobstructed views to the Pacific Ocean, and is surrounded by bike and running trails passing through the restored Ballona Wetlands and Wildlife Preserve. The campus is within three miles of Los Angeles International Airport, two miles of
Interstate 405, four miles of Interstate 10, and five miles of Interstate 105, giving the project excellent access throughout the region.

The subject property is comprised of two buildings totaling 243,433 square feet of space featuring a stylish design, flexible floor plates, high quality construction and abundant amenities including a palm tree-lined entrance, beach volleyball court, athletic fields, fitness center, game room, cafeteria, company store and valet parking. The property is 100% leased to Electronic Arts (NASD:
ERTS) through 2013. Electronic Arts ("EA") a leading interactive entertainment software company that develops, publishes and distributes interactive software worldwide for video game systems, personal computers and the Internet, has a market capitalization of $14.5 billion and 2004 revenues of $3.0 billion. EA currently leases 100% of the 243,433 square foot buildings through October 2013.
Of the 243,433 square feet, EA currently occupies 151,158 square feet (62% of the NRA). Concurrent with the lease commencement date, EA entered into a ten-year sublease agreement (cancelable in the 4th and 5th years by EA) with
Playa Capital for 19,223 square feet (7.9% of the NRA) on the first floor of
Building II. Upon expiration or termination of the sublease, the Playa Capital space will be occupied by EA. The remaining 73,052 square feet (30% of the NRA)
will be occupied by EA no later than September 2005. Rental payments for such space will commence upon the earlier of EA's occupancy or September 2005. A Rent
Reserve of $1,360,560 was taken at closing to be used until EA fully occupies their space in September 2005.

PURCHASE OPTION. EA has the right to purchase the subject property at the prevailing market price, subject to a floor amount based on the Landlord's cost basis. The tenant may not exercise this option until October 1, 2008. In the event the tenant exercises its purchase option, sale proceeds will be used to pay down the existing debt, with any shortfall guaranteed by Robert Maguire. It should be noted that no assurance can be given that Robert Maguire would be able to make up any such shortfall should the situation arise.

THE MARKET(1). The property is located within Playa Vista, which is an urban site containing approximately 1,087 acres. The Playa Vista "town plan"
establishes a carefully designed street system framing a series of districts, which include homes, shops, restaurants, offices, recreational facilities and the restored Ballona Wetlands. More than half of the Playa Vista project will be devoted to open space and a variety of recreational and environmental uses including the restoration and expansion of the Ballona Wetlands. The detailed design has the potential, at full entitlement, for approximately 13,000 residential units, approximately 3.2 million square feet of studio and office space, approximately 600,000 square feet of neighborhood retail, plus 750 hotel rooms and approximately 560,000 square feet dedicated to a variety of community services, including police and fire stations, schools, a library, theaters, museums, health/fitness facilities, child care centers and places of worship.
Playa Vista is the only large-scale residential and mixed-use community to be built in West Los Angeles in the last 50 years. Located on 1,087 acres in West
Los Angeles, Playa Vista is bordered by Marina Del Rey to the north, the communities of Westchester and Playa Del Rey to the south, the San Diego Freeway
(Interstate 405) to the east, and the Pacific Ocean on the west. Described by the Los Angeles Times as "L.A. Urban Model" and featured on CNN as a "Home of the Future", the community was the recipient of the Ahwahnee Award, created by nationally renowned architects and urban designers who place a premium on communities in which residents can work, shop, recreate and dine all within walking distance of their homes.

The Westside office market is widely acknowledged as one of the most desirable office and residential locations in Los Angeles County due to the area's strong tenant base, skilled labor pool, quality of office and housing supply and extensive retail, restaurant, and cultural amenities. The Westside has always been considered one the most desirable office locations in Los Angeles, consistently commanding the highest rental rates in Southern California. The weighted average Class "A" rental rate at third quarter 2004 was approximately
$34 full service gross. With Westside office supply now firmly constrained by development restrictions and lack of available land, an increase in office demand is absorbing the remaining vacant space and providing support for rental rate growth. Totaling approximately 37.5 million square feet, the Westside office market is comprised of nine submarkets, which had a direct vacancy rate of 13.4% as of third quarter 2004. The property's submarket comprises 1,451,631 square feet of office space and has a direct vacancy of 10.8%. The submarket experienced a positive YTD net absorption of 29,753 square feet.

PROPERTY MANAGEMENT. The property is managed by a borrower related entity,
Maguire Partners. The firm currently owns or manages over 10 million square feet of prime office space, retail developments, hotel properties and parking facilities in Southern California.

--------------------------------------------------------------------------------

1  Certain information was obtained from the Waters Edge appraisal dated
   December 21, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    48 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                  WATERS EDGE

[MAP OF WATERS EDGE OMITTED]

                                    49 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                               55 RAILROAD AVENUE

[PHOTOS OF 55 RAILROAD AVENUE OMITTED]

                                    50 of 79

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NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                               55 RAILROAD AVENUE

                     MORTGAGE LOAN INFORMATION
-------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:         $73,900,000
 CUT-OFF DATE PRINCIPAL BALANCE:     $73,900,000
 % OF POOL BY IPB:                   2.5%
 LOAN SELLER:                        JPMorgan Chase Bank, N.A.
 BORROWER:                           Willrich Holdings, LLC
 SPONSOR:                            Bruce C. Beswick, Frank J.
                                     Kenny
 ORIGINATION DATE:                   12/23/04
 INTEREST RATE:                      5.4900%
 INTEREST-ONLY PERIOD:               120 Months
 MATURITY DATE:                      01/01/15
 AMORTIZATION TYPE:                  Interest-Only
 ORIGINAL AMORTIZATION:              NA
 REMAINING AMORTIZATION:             NA
 CALL PROTECTION:                    L(24),Def(90),O(4)
 CROSS-COLLATERALIZATION:            No
 LOCK BOX:                           Cash Management Agreement
 ADDITIONAL DEBT:                    No
 ADDITIONAL DEBT TYPE:               NA
 LOAN PURPOSE:                       Acquisition

                  ESCROWS(2,3)
-----------------------------------------------

 ESCROWS/RESERVES:      INITIAL      MONTHLY
                       --------      -------
 TAXES:                $ 57,952      $28,976
 INSURANCE:            $ 11,929      $ 3,976
 CAPEX:                $      0      $ 5,178
 REQUIRED REPAIRS:     $525,000      $     0

              PROPERTY INFORMATION
-------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Office -- Suburban
 SQUARE FOOTAGE:           131,634
 LOCATION:                 Greenwich, CT
 YEAR BUILT/RENOVATED:     1974/2003
 OCCUPANCY:                100.0%
 OCCUPANCY DATE:           12/01/04
 NUMBER OF TENANTS:        9
 HISTORICAL NOI:
     2002:                 NA
     2003:                 NA
     TTM AS OF 6/30/04:    $5,256,080
 UW REVENUES:              $8,176,930
 UW EXPENSES:              $1,832,558
 UW NOI:                   $6,344,372(1)
 UW NET CASH FLOW:         $6,122,801
 APPRAISED VALUE:         $99,000,000
 APPRAISAL DATE:             11/15/04

       FINANCIAL INFORMATION
-----------------------------------

 CUT-OFF DATE LOAN/SF:    $561
 CUT-OFF DATE LTV:        74.6%
 MATURITY DATE LTV:       74.6%
 UW DSCR:                 1.49x

                                                     SIGNIFICANT TENANTS
                                                                                                                       LEASE
                                                                       MOODY'S/    SQUARE      % OF     BASE RENT   EXPIRATION
 TENANT NAME                   PARENT COMPANY                        S&P/FITCH(4)   FEET       GLA         PSF         YEAR
----------------------------- ------------------------------------ ------------- --------- ---------- ------------ -----------

 ZIFF BROTHERS INVESTMENTS(2) Ziff Brothers Investments, LLC             NR       61,177       46.5%    $ 47.32        2019
 VIKING GLOBAL INVESTORS      Viking Global Investors LP                 NR       36,396       27.7%    $ 45.00        2013
 HEARTLAND INDUSTRIAL GROUP   The Heartland Industrial Group LLC         NR       10,169        7.7%    $ 52.00        2012
 BANK OF AMERICA              Bank of America Corp.                 Aa2/AA-/AA-    6,209        4.7%    $ 51.00        2007
 AXIOM                        Axiom International Investors LLC          NR        6,209        4.7%    $ 50.00        2008

1  Increase in underwritten income can be attributed to higher underwritten tenant reimbursements for common area maintenance and annual percentage of sales

2  The Ziff Brothers Investments space, currently marketed for sublease, is secured by a guarantee by Ziff Brothers Investments and an $8 million LOC.
   The loan documents dictate that proceeds from the LOC be deposited with lender 50% into a TI/LC account and 50% into a debt service account.

3  If economic occupancy drops below 90%, TI/LC excrows of $2 PSF will be collected until economic occupancy rises to 90% or above.

4  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    51 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                               55 RAILROAD AVENUE

THE LOAN. The 55 Railroad Avenue Loan is secured by a first mortgage interest in a 131,634 square foot Class A office building located in Greenwich, Connecticut.

THE BORROWER. The borrower is Willrich Holdings, LLC, a special purpose entity, with Frank J. Kenny and Bruce C. Beswick as principals. Frank Kenny and Bruce
Beswick are repeat borrowers of JPMorgan.

Frank Kenny owns and operates a property management company, Willett Companies, which focuses on properties in the northeast. Bruce Beswick has been in the real estate industry for over 25 years. He has also been involved with Willet
Companies and has worked with Frank Kenny since 1990. Bruce Beswick currently serves as CFO of Willet Companies.

THE PROPERTY. 55 Railroad Avenue is located in the central business district of
Greenwich, Connecticut. The property was constructed in 1974 and contains four stories on an approximately 2.1 acre site. 55 Railroad Avenue underwent significant renovation in 2003, including the renovation of base building systems, common area finishes and a structural restoration of the parking garage that is nearing completion.

The property is located on the north side of Railroad Avenue, just west of the intersection with Greenwich Avenue, and is directly across the street from the
Metro-North Railroad Station. It is located within walking distance to downtown amenities, including retail shops, corporate offices and restaurants, as well as residential areas. Access to 55 Railroad Avenue is provided by Interstate 95 and
Route 1, which are primary arteries to the Greenwich central business district.
The property is located one-fourth of a mile from Exit 3 of I-95 (Connecticut
Turnpike), which serves as the primary traffic corridor through southern
Connecticut and provides direct access to New York City. Midtown Manhattan is approximately thirty-three miles from the property. Route 1 (Putnam Avenue) is a primary east/west roadway that connects Greenwich with the city of Stamford to the east and the State of New York to the west. The Westchester airport is eight miles away, and New York's LaGuardia Airport is twenty-five miles away from the property.

55 Railroad Avenue is 100.0% occupied. Rents at the property range from approximately $32.00 per square foot to approximately $61.00 per square foot, with an average rent of approximately $47.57 per square foot.

THE MARKET(1). 55 Railroad Avenue is located in the Fairfield County market in
Connecticut, which is part of the greater New York City region. This region encompasses approximately 21 counties, including the suburbs of New York City and New Jersey and the Greenwich submarket. Fairfield County has a population exceeding 900,000 and a median household income of approximately $89,500 in
2003. As of 2003, Greenwich has a population of approximately 63,000 and a median household income of approximately $97,278.

The Fairfield County office market consists of approximately 38.3 million square feet of inventory. As of the Second Quarter of 2004, the market office vacancy rate was approximately 18.2%, with market rents estimated at approximately
$31.16 per square foot. The Greenwich office market represents approximately 10%
of inventory of Fairfield County, and the submarket office vacancy rate for the
Second Quarter of 2004 was approximately 14.8%. The Greenwich central business district contains approximately 24 office buildings and has a vacancy rate of approximately 4.4%. Comparable properties to 55 Railroad Avenue reported an average occupancy of approximately 95.6%, with rents ranging from approximately
$45.00 per square foot to approximately $60.00 per square foot.

PROPERTY MANAGEMENT. The property is managed by Hines Limited Partnership, which has been property manager since 1998. Hines Limited Partnership has been active in property management, development and contracting since its inception in 1957.
It has developed more than 650 projects, including skyscrapers, corporate headquarters, mixed-use centers and master-planned resort and residential communities. Currently, Hines Limited Partnership has over 70 million square feet under management and controls assets in excess of $13 billion.

--------------------------------------------------------------------------------

1  Certain information was obtained from the 55 Railroad Avenue appraisal dated
   November 15, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    52 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                               55 RAILROAD AVENUE

                  LEASE ROLLOVER SCHEDULE

                 NUMBER      SQUARE      % OF
               OF LEASES     FEET        GLA      BASE RENT
 YEAR           EXPIRING   EXPIRING   EXPIRING    EXPIRING
------------- ----------- ---------- ---------- ------------

 VACANT           NA             0        0.0%       NA
 2005 & MTM       0              0        0.0            $0
 2006             0              0        0.0             0
 2007             3         13,177       10.0       685,791
 2008             3         10,715        8.1       515,338
 2009             0              0        0.0             0
 2010             0              0        0.0             0
 2011             0              0        0.0             0
 2012             1         10,169        7.7       528,788
 2013             1         36,396       27.6     1,637,820
 2014             0              0        0.0             0
 2015             0              0        0.0             0
 AFTER            3         61,177       46.5     2,894,973
-----             --        ------      -----    ----------
 TOTAL            11       131,634      100.0%   $6,262,710

                % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                  RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
------------- ------------ ------------- ------------- ------------- --------------

 VACANT            NA               0          0.0%          NA             NA
 2005 & MTM         0.0%            0          0.0%             $0          0.0%
 2006               0.0             0          0.0%             $0          0.0%
 2007              11.0        13,177         10.0%       $685,791         11.0%
 2008               8.2        23,892         18.2%     $1,201,129         19.2%
 2009               0.0        23,892         18.2%     $1,201,129         19.2%
 2010               0.0        23,892         18.2%     $1,201,129         19.2%
 2011               0.0        23,892         18.2%     $1,201,129         19.2%
 2012               8.4        34,061         25.9%     $1,729,917         27.6%
 2013              26.2        70,457         53.5%     $3,367,737         53.8%
 2014               0.0        70,457         53.5%     $3,367,737         53.8%
 2015               0.0        70,457         53.5%     $3,367,737         53.8%
 AFTER             46.2       131,634        100.0%     $6,262,710        100.0%
-----             -----       -------        -----      ----------        -----
 TOTAL            100.0%

                                    53 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                               55 RAILROAD AVENUE

[MAP OF 55 RAILROAD AVENUE OMITTED]

                                    54 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                               55 RAILROAD AVENUE

[STACKING PLAN OF 55 RAILROAD AVENUE OMITTED]

                                 STACKING PLAN

                                Mechanical Space

3  Tontine 3,372 rsf   ABS 2,974 rsf    Ziff Brothers Investments  7,819 rsf   Axiom 6,209 rsf   Viking Global Investors 18,198 rsf

2  Ziff Brothers Investments 10,171 rsf   Bank of America 6,209 rsf  Spectrum Capital 3,994 rsf   Viking Global Investors 18,198 rsf

L Ziff Brothers Investments 10,788 rsf Ziff Brothers Investments 5,947 rsf Heartland Industrial Group 10,169 rsf
                                                                                                 Ziff Brothers Investments 3,041 rsf

P Ziff Brothers Investments 23,411 rsf                            Hines 1,134 rsf                                             Garage

G                                                                 Parking Garage

                                    55 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                               55 RAILROAD AVENUE

[AERIAL VIEW OF 55 RAILROAD AVENUE OMITTED]

                                    56 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                    57 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                           SOUTHLAKE TOWN SQUARE ONE

[PHOTOS OF SOUTHLAKE TOWN SQUARE ONE OMITTED]

                                    58 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                           SOUTHLAKE TOWN SQUARE ONE

                       MORTGAGE LOAN INFORMATION
------------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $70,570,880
 CUT-OFF DATE PRINCIPAL BALANCE:   $70,570,880
 % OF POOL BY IPB:                 2.4%
 LOAN SELLER:                      Nomura Credit & Capital, Inc.
 BORROWER:                         Town Square Ventures L.P.
 SPONSORS:                         Inland Western Retail Real Estate
                                   Trust, Inc. and Town Square
                                   Ventures, L.P.
 ORIGINATION DATE:                 Anticipated 02/11/05
 INTEREST RATE:                    4.5500%
 INTEREST ONLY PERIOD:             60 Months
 MATURITY DATE:                    01/11/10
 AMORTIZATION TYPE:                Interest Only
 ORIGINAL AMORTIZATION:            NA
 REMAINING AMXORTIZATION:          NA
 CALL PROTECTION:                  L(36),Grtr 1% or YM(19),O(4)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         No
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             NA
 LOAN PURPOSE:                     Acquisition

              ESCROWS
-----------------------------------

 ESCROWS/RESERVES:
 LETTER OF CREDIT(1):  $3,627,845

              PROPERTY INFORMATION
-------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Retail -- Anchored
 SQUARE FOOTAGE:           403,627
 LOCATION:                 Southlake, TX
 YEAR BUILT/RENOVATED:     2000/2004
 OCCUPANCY:                95.6%
 OCCUPANCY DATE:           02/01/05
 NUMBER OF TENANTS:        132
 HISTORICAL NOI:
   2002:                   $6,680,375
   2003:                   $7,328,700
   TTM AS OF 06/30/04:     $8,683,537
 AVERAGE INLINE SALES:     $377
 AVERAGE OCCUPANCY COST:   9.3%
 UW REVENUES:              $12,316,996
 UW EXPENSES:              $4,059,512
 UW NOI:                   $8,267,484
 UW NET CASH FLOW:         $7,553,861
 APPRAISED VALUE:          $127,500,000
 APPRAISAL DATE:           01/18/05

       FINANCIAL INFORMATION
-----------------------------------

 CUT-OFF DATE LOAN/SF:    $175
 CUT-OFF DATE LTV:        55.3%
 MATURITY DATE LTV:       55.3%
 UW DSCR:                 2.35x

                                                    SIGNIFICANT TENANTS
                                                                                                            LEASE
                                                            MOODY'S/    SQUARE     % OF     BASE RENT   EXPIRATION    SALES
 TENANT NAME                  PARENT COMPANY              S&P/FITCH(2)   FEET      GLA         PSF         YEAR       PSF
---------------------------- --------------------------- ------------ --------- --------- ------------ ------------ -------

 THE CONTAINER STORE         The Container Store              NR       23,796       5.9%    $ 18.00    2012         NA
 OFFICE DEPOT                Office Depot, Inc.           NR/BBB-/NR   16,530       4.1%    $ 22.45    2009         NA
 LARRY NORTH TOTAL FITNESS   Larry North Total Fitness        NR       10,896       2.7%    $ 20.93    2011         NA
 STOREHOUSE                  Storehouse                       NR        8,800       2.2%    $ 20.00    2005         $163
 CIRCA DESIGN                Circa Design                     NR        7,086       1.8%    $ 22.00    2010         NA

1  A Letter of Credit in the amount of $3,627,845 was posted at closing and will be released when the 20,730 square feet of vacant space at the subject property has been leased.

2  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                                    59 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                           SOUTHLAKE TOWN SQUARE ONE

THE LOAN. The Southlake Town Square One Loan is secured by a first mortgage interest in a 403,627 square foot recently constructed lifestyle center located in Southlake, Texas. The loan financed the acquisition of the property for approximately $122,300,000.

THE BORROWER. The Borrowing Entity for Southlake Town Square One is Western Town
Square Ventures GP, a Delaware limited liability company, which is 100% owned by
Inland Western Retail Real Estate Trust, Inc. ("Inland Western"), a real estate investment trust that is part of the Inland Real Estate Group of Companies.
Inland Western was formed on March 5, 2003 to manage and acquire a diversified portfolio of commercial real estate. As of September 30, 2004, Inland Western's portfolio included 68 properties containing approximately 12.9 million square feet of gross leasable area located throughout nearly 25 states. During the nine months ended September 30, 2004, Inland acquired 60 properties. The Inland Real
Estate Group of Companies is comprised of independent real estate investment and financial companies doing business nationwide. With 35 years experience specializing in investment, commercial real estate brokerage, land development, acquisition, and mortgage lending, Inland is one of the nation's largest privately-held real estate companies, with its national headquarters located in
Oak Brook, Illinois. Today, Inland employs more than 800 people, owns properties in 39 states and manages assets in excess of $7 billion. Inland manages more than 60 million square feet of retail and commercial property space and 11,000 apartment units, and is the 5th largest shopping center owner in North America according to the International Council of Shopping Centers, as published in
Shopping Centers Today, November 2003.

THE PROPERTY. The property is part of the larger Southlake Town Square 130-acre master planned development, which has the potential to contain up to two million square feet of a mixture of retail, office, restaurant, and entertainment uses.
In addition to the property, the development is home to Town Hall, a public library and regional offices and courts for Tarrant County. The development also includes a Post Office and approximately 13 acres of dedicated city parks.
According to property management, an additional approximate 500,000 square feet is anticipated to be complete within the next 18 months and is already 75%
pre-leased or under letters of intent. Constructed between 1999 and 2004, the property is comprised of 403,627 square feet; of which 251,599 square feet, or
62.4% of the total square footage is for retail use, 134,263 square feet, or
33.2% of the total square footage, is for office use, while 17,765 square feet, or 4.4% of the total square footage, is currently vacant. As of February 1,
2005, the property is 95.6% occupied, with the retail portion of the property
98.4% occupied and the office portion of the property 91.6% occupied. The property enjoys a diverse tenant base of approximately 132 tenants, with no single tenant occupying greater than 5.9% of the property's rentable space and the overwhelming majority of the tenants occupying less than 1% of the property's rentable space. Some of the better known retailers at the property include: Williams-Sonoma, Chico's, Talbots, Harold's, Container Store, Joseph A.
Banks, Oshkosh B'Gosh, Cafe Express, Eddie Bauer, Ann Taylor, American Eagle
Outfitters, Banana Republic, Victoria's Secret, Gap, Gap Kids, Bath & Body
Works, Starbucks, James Avery, Liz Claiborne, Sprint, Sharper Image, Storehouse,
Cingular Wireless, Stride Rite, Pei Wei Restaurant, American Express Travel and
Fidelity Brokerage. Well known office tenants at the property include: Edward
Jones, Charles Schwab, General Mills, Countrywide Home Loans, Century 21 Realty,
Harkin Energy, Sylvan Learning Center, Dallas Morning News, Coldwell Banker,
Lifeguard Benefit, SouthTrust Bank Mortgage, Texas Nations Title, Viking Office
Products (Office Depot) and Farmers Insurance.

THE MARKET(1). The property is located at the corner of North Carroll Avenue between State Highway 114 and FM 1709, also known as Southlake Boulevard, in
Southlake, Tarrant County, Texas, within the Dallas/Fort Worth MSA. This location is a convenient drive from major areas of the Dallas/Fort Worth metroplex; approximately 14 minutes from the Dallas/Fort Worth Airport; 25 miles from Downtown Dallas; and 30 miles from Downtown Fort Worth. For commercial development, Southlake is strategically located between Dallas/Fort Worth and
Alliance Airports, and in close proximity to the regional freeway network. The neighborhood is best characterized as a rapidly growing upscale residential community with supporting retail and institutional activities. Land uses within the neighborhood consist primarily of single-family residential and supporting retail, commercial and institutional development. The majority of the single-family residential development within a one-mile radius of the property may be described as custom homes in the $350,000 and over price range.
Demographics within the immediate area indicate a well-populated, highly affluent profile. Within a one-mile radius of the property, population has increased nearly 450% since 1990 and currently reports an average household income of approximately $200,000. Population within a five-mile radius of the property is reported to be over 100,000, with an average household income of
$136,035.

According to a third party data provider, the property is located in the
Northeast Tarrant County submarket, which contained approximately 7.38 million square feet of retail space as of the Second Quarter 2004, with approximately
78,000 square feet under construction. The Second Quarter average occupancy for all retail centers within the submarket was 91.1%, while the average occupancy for regional centers such as the property was considerably higher at 96.7%. The submarket has experienced positive absorption in the recent past with approximately 334,000 square feet absorbed in 2002, 154,180 square feet absorbed in 2003 and 107,269 square feet absorbed in the first half of 2004.

According to information compiled by two third party real estate information services, the Southlake Office submarket contained approximately 2.2 million square feet of multi-tenant and single-tenant office space, and approximately
1.1 million square feet of multi-tenant office space as of the Third Quarter
2004, with approximately 7,500 square feet under construction. The Third Quarter average occupancy for all classes of multi-tenant office buildings was 92.6%, while the average occupancy for all classes of single and multi-tenant buildings was higher at 96.3%. The submarket has experienced positive absorption in the recent past with approximately 51,699 square feet absorbed in 2001, 29,367 square feet absorbed in 2002, 51,401 square feet absorbed in 2003 and 13,029 square feet absorbed in the first three quarters of 2004.

PROPERTY MANAGEMENT. The property is managed by Cooper & Stebbins, the seller and original developer of the property (as well as the larger Southlake Town
Square 130-acre master planned development of which the property is a part).
Cooper & Stebbins manages the property through October 31, 2007, at which time an Inland related entity will take over management responsibilities. Cooper &
Stebbins has been managing the Southlake Town Square development since 1995.

--------------------------------------------------------------------------------

1  Certain information was obtained from the Southlake Town Square appraisal dated January 18, 2005. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    60 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                           SOUTHLAKE TOWN SQUARE ONE

                                                    LEASE ROLLOVER SCHEDULE
                 NUMBER                                                     CUMULATIVE                                CUMULATIVE
                  OF        SQUARE                             % OF BASE      SQUARE      CUMULATIVE    CUMULATIVE    % OF BASE
                LEASES      FEET      % OF GLA    BASE RENT      RENT          FEET        % OF GLA     BASE RENT       RENT
 YEAR          EXPIRING   EXPIRING    EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING      EXPIRING     EXPIRING
------------- ---------- ---------- ----------- ------------ ------------ ------------- ------------- ------------- ------------

 VACANT           NA       17,765        4.4%        NA           NA          17,765          4.4%          NA           NA
 2005 & MTM        22      45,103       11.2       $900,480       10.0%       62,868         15.5%       $900,480        10.0%
 2006              15      25,961        6.4        506,372        5.6        88,829         22.0%     $1,406,852        15.7%
 2007              28      68,409       16.9      1,441,108       16.0       157,238         39.0%     $2,847,959        31.7%
 2008               5      15,477        3.8        312,994        3.5       172,715         42.8%     $3,160,953        35.2%
 2009              37      96,457       23.9      2,490,994       27.7       269,172         66.7%     $5,651,947        62.9%
 2010               4      20,137        5.0        453,845        5.1       289,309         71.7%     $6,105,792        68.0%
 2011               6      29,025        7.2        726,685        8.1       318,334         78.9%     $6,832,477        76.1%
 2012               8      46,387       11.5      1,098,449       12.2       364,721         90.4%     $7,930,926        88.3%
 2013               4      15,643        3.9        402,772        4.5       380,364         94.2%     $8,333,698        92.8%
 2014               5      17,263        4.3        493,606        5.5       397,627         98.5%     $8,827,304        98.3%
 2015               1       6,000        1.5        156,000        1.7       403,627        100.0%     $8,983,304       100.0%
 AFTER              0           0        0.0              0        0.0       403,627        100.0%     $8,983,304       100.0%
-----             ---      ------      -----     ----------      -----       -------        -----      ----------       -----
                  135     403,627      100.0%    $8,983,304      100.0%

                                    61 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                           SOUTHLAKE TOWN SQUARE ONE

[MAP OF SOUTHLAKE TOWN SQUARE ONE OMITTED]

                                    62 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                           SOUTHLAKE TOWN SQUARE ONE

[FLOOR PLAN OF SOUTHLAKE TOWN SQUARE ONE OMITTED]

                                    63 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                FRANKLIN VILLAGE

[PHOTOS OF FRANKLIN VILLAGE OMITTED]

                                    64 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                FRANKLIN VILLAGE

                     MORTGAGE LOAN INFORMATION
-------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $43,500,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $43,500,000
 % OF POOL BY IPB:                 1.5%
 LOAN SELLER:                      Eurohypo AG, New York Branch
 BORROWER:                         Cedar-Franklin Village LLC
 SPONSOR:                          Cedar Shopping Centers
                                   Partnership, L.P.
 ORIGINATION DATE:                 11/01/04
 INTEREST RATE:                    4.8100%
 INTEREST ONLY PERIOD:             84 Months
 MATURITY DATE:                    11/01/11
 AMORTIZATION TYPE:                Interest Only
 ORIGINAL AMORTIZATION:            NA
 REMAINING AMORTIZATION:           NA
 CALL PROTECTION:                  L(24),Def(49),O(7)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Hard
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             NA
 LOAN PURPOSE:                     Acquisition

                PROPERTY INFORMATION
----------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Retail -- Unanchored
 SQUARE FOOTAGE:           301,703
 LOCATION:                 Franklin, MA
 YEAR BUILT/RENOVATED:     1987/2004
 OCCUPANCY:                98.3%(1)
 OCCUPANCY DATE:           10/29/04
 NUMBER OF TENANTS:        69
 HISTORICAL NOI:
   2002:                   $4,241,155
   2003:                   $4,177,402
   TTM AS OF 06/30/04:     $4,459,863
 UW REVENUES:              $6,303,548(2)
 UW EXPENSES:              $1,574,814
 UW NOI:                   $4,728,734(2)
 UW NET CASH FLOW:         $4,434,465(2)
 APPRAISED VALUE:          $70,000,000
 APPRAISAL DATE:           09/30/04

1  Includes 20,000 square feet of space currently being renovated by the tenant.

2  Includes unabated rent pursuant to a lease amendment. The current Base Rent per square foot is $12.00. If the related borrower fails to provide evidence of the payment of unabated rent by May 5, 2006, the borrower is required to provide $3,200,000.

                 ESCROWS
------------------------------------------

 ESCROWS/RESERVES:    INITIAL    MONTHLY
                      -----      ------
 TAXES:              $29,485    $29,485
 INSURANCE:           $5,730     $5,730
 CAPEX:               $2,514     $2,514(3)
 REQUIRED REPAIRS:   $57,438         $0
 ENVIRONMENTAL:           $0         $0
 TILC:               $32,000    $32,000(4)
 OTHER:                   $0         $0

       FINANCIAL INFORMATION
-----------------------------------

 CUT-OFF DATE LOAN/SF:    $144
 CUT-OFF DATE LTV:        62.1%
 MATURITY DATE LTV:       62.1%
 UW DSCR:                 2.09x

3  Only for so long as the amount in such reserve is less than $250,000.

4  Only for so long as the amount in such reserve is less than $500,000.

                                                   SIGNIFICANT TENANTS

                                              MOODY'S/    SQUARE       % OF        BASE           LEASE
 TENANT NAME         PARENT COMPANY         S&P/FITCH(5)   FEET        GLA       RENT PSF    EXPIRATION YEAR    SALES PSF
------------------- ---------------------- ------------ --------- ------------ ------------ ----------------- -----------

 STOP & SHOP        Koninklijke Ahold NV     Ba2/BB/BB    75,000(6)   24.9%(6)   $12.67(7)         2025            $649
 MARSHALLS          TJX Companies, Inc.       A3/A/NR     26,890       8.9%       $9.00            2009            $259
 KB TOYS            KB Toys, Inc.               NR        14,414       4.8%      $10.25            2005              NA
 DRESS BARN         Dress Barn, Inc.            NR        10,150       3.4%      $21.46            2005            $143
 GILMORE BENEFITS   Gilmore Benefits            NR         7,671       2.5%      $26.88            2006              NA

5  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

6  Includes approximately 20,000 square feet of space currently being renovated by the tenant.

7  Includes unabated rent pursuant to a lease amendment. The current Base Rent per square foot is $12.00. If the related borrower fails to provide evidence of the payment of unabated rent by May 5, 2006, the borrower is required to provide $3,200,000 of U.S. obligations as additional collateral for the loan.

                                    65 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                FRANKLIN VILLAGE

THE LOAN. The Franklin Village Loan is secured by a first mortgage interest in a
301,703 square foot retail center located in Franklin, Massachusetts.

THE BORROWER. The borrower is Cedar-Franklin Village LLC, a newly formed special purpose entity controlled by Cedar Shopping Centers, Inc. ("Cedar"), a self-managed real estate investment trust focused on the operation, ownership and redevelopment of community shopping centers located on the eastern seaboard.
As of June 30, 2004, Cedar owned 28 properties similar to the property aggregating to approximately 4.3 million square feet, with the majority of these assets located in Pennsylvania, New Jersey, Connecticut and Maryland. Cedar's
portfolio maintained an overall occupancy of approximately 84% (though excluding six redevelopment assets occupancy was 95%). Total assets for the company were approximately $414.5 million as of June 30, 2004. In addition, no more than 14%
of the loans on the properties in the Cedar portfolio expire in any single year from 2005 through 2013. Finally, only one tenant occupies greater than 1% of portfolio square footage and no more than 8.7% of the base rent with respect to the Cedar portfolio expires in any single year from 2005 through 2014.

THE PROPERTY(1). Franklin Village is a 301,703 square foot community shopping center comprised of a 230,697 square foot retail portion and a 71,006 square foot office portion. The property is a major grocery anchored retail center in the town of Franklin with historical occupancy in the high 90% range and a rent roll of 69 tenants.

The property is currently anchored by an approximately 55,000 square foot Stop and Shop, which has been in occupancy since 1996 and has maintained sales of approximately $650 per square foot. An approximately 20,000 square foot expansion by Stop and Shop (funded entirely by Stop and Shop) is expected to be completed by October 1, 2005. Inclusive of Stop and Shop's supermarket expansion, the grocer will occupy approximately 25% of the net rentable area and account for 18% of base rental income at the property pursuant to a lease through 2025. Marshall's, a tenant since 1988 and the second largest tenant, occupies approximately 9% of net rentable area and accounts for approximately 5%
of the base rental income. Of the remaining tenants, over 60% are nationally recognized retailers, including Dress Barn, Applebee's, Bath & Body Works and
Pet Corner. Overall, approximately 50% have been in occupancy since the property's construction in 1986, with each comprising no more than 3% of rentable area or base rental income. The office component has consistently maintained an occupancy rate in the mid 90% range and is comprised of one free standing three-story office building and the second floor of a portion of the retail center.

The property is located in Franklin, Massachusetts on approximately 30 acres at the intersection of the Route 495 Beltway (exit 17) and Route 140, and approximately 10 miles from the Route 495 / 95 intersection. The town center of
Franklin is located less than 2 miles to the east of the property on Route 140.
The property's surrounding area has a traffic count of approximately 35,000 cars per day.

THE MARKET(1). The town of Franklin, Massachusetts, is a suburban community located approximately 22 miles southwest of Boston, and 26 miles north of
Providence, Rhode Island, in Norfolk County. The five mile radius surrounding the property has an estimated 65,400 residents with a median household income of approximately $77,530 (versus the US average of $45,128) and a 2.4% unemployment rate as of year end 2003. Many residents of Franklin are employed in Boston, which is an approximate 45 minute commute on the local rail service. The subject property is located in the Southwest/Bristol submarket, which had a vacancy rate of approximately 3% in 2003.

PROPERTY MANAGEMENT. The property is managed by Calarese Properties, Inc, an affiliate of the borrower.

PARTIAL RELEASE. The borrower is allowed to release a specified parcel of the property, comprising approximately 50,000 square feet and partially defease the loan in an amount equal to 125% of the allocated loan amount in connection therewith upon the satisfaction of certain conditions set forth in the loan documents, including (i) a debt service coverage ratio with respect to the remaining portion of the property of not less than the greater of (a) the debt service coverage ratio prior to the release and (b) 1.90x and (ii) the provision of a reasonably satisfactory opinion of counsel with respect to the status of any applicable REMIC after such defeasance and release.

--------------------------------------------------------------------------------

1  Certain information was obtained from the Franklin Village appraisal dated
   September 30, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    66 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                FRANKLIN VILLAGE

                   LEASE ROLLOVER SCHEDULE

                 NUMBER      SQUARE
               OF LEASES      FEET      % OF GLA    BASE RENT
 YEAR           EXPIRING   EXPIRING(3) EXPIRING(3)  EXPIRING(4)
------------- ----------- ----------- ----------- ------------

 VACANT            NA         5,273        1.7%        NA
 2005 & MTM        18        64,976       21.5     $1,210,618
 2006              15        38,204       12.7        849,132
 2007               8        17,633        5.8        405,881
 2008              11        31,406       10.4        748,396
 2009               9        46,055       15.3        657,913
 2010               1         6,323        2.1        131,202
 2011               3         8,408        2.8        181,953
 2012               1         2,550        0.8         64,927
 2013               2         5,875        1.9        119,467
 2014               0             0        0.0              0
 2015               0             0        0.0              0
 AFTER              1        75,000       24.9        950,000
-----              --        ------      -----     ----------
                   69       301,703      100.0%    $5,319,489

                % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                  RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
 YEAR           EXPIRING(4)  EXPIRING(3)   EXPIRING(3)   EXPIRING(4)   EXPIRING(4)
------------- ------------ ------------- ------------- ------------- --------------

 VACANT            NA           5,273          1.7%    NA                  NA
 2005 & MTM        22.7%       70,249         23.3%    $1,210,618          22.8%
 2006              16.0       108,453         35.9%    $2,059,750          38.7%
 2007               7.6       126,086         41.8%    $2,465,631          46.4%
 2008              14.1       157,492         52.2%    $3,214,027          60.4%
 2009              12.4       203,547         67.5%    $3,871,940          72.8%
 2010               2.5       209,870         69.6%    $4,003,142          75.3%
 2011               3.4       218,278         72.3%    $4,185,095          78.7%
 2012               1.2       220,828         73.2%    $4,250,022          79.9%
 2013               2.2       226,703         75.1%    $4,369,489          82.1%
 2014               0.0       226,703         75.1%    $4,369,489          82.1%
 2015               0.0       226,703         75.1%    $4,369,489          82.1%
 AFTER             17.9       301,703        100.0%    $5,319,489         100.0%
-----             -----       -------        -----     ----------         -----
                  100.0%

1  Based off UW Rent Roll which was derived from tenant leases.

2  Certain office tenants' rent is on a gross basis.

3  Includes approximately 20,000 square feet of space currently being renovated by the tenant.

4  Includes unabated rent pursuant to a lease amendment. The current Base Rent per square foot is $12.00. If the related borrower fails to provide evidence of the payment of unabated rent by May 5, 2006, the borrower is required to provide $3,200,000 of U.S. obligations as additional collateral for the loan.

                                    67 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                FRANKLIN VILLAGE

[MAP OF FRANKLIN VILLAGE OMITTED]

                                    68 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                FRANKLIN VILLAGE

[FLOOR PLAN OF FRANKLIN VILLAGE OMITTED]

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                        PRESTON CENTER PAVILION & SQUARE

[PHOTO AND MAP OF PRESTON CENTER PAVILION & SQUARE OMITTED]

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                        PRESTON CENTER PAVILION & SQUARE

                         MORTGAGE LOAN INFORMATION
---------------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $42,175,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $42,175,000
 % OF POOL BY IPB:                 1.5%
 LOAN SELLER:                      PNC Bank, National Association
 BORROWERS:                        USA Preston Center Pavilion, LP, USA
                                   Preston Center Pavilion 2 LP, et al
 SPONSORS:                         US Advisors, LLC,
                                   Creekstone Properties, LLC
 ORIGINATION DATE:                 12/17/04
 INTEREST RATE:                    5.2400%
 INTEREST ONLY PERIOD:             60 Months
 MATURITY DATE:                    01/01/15
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            360 Months
 REMAINING AMORTIZATION:           360 Months
 CALL PROTECTION:                  L(36),Def(80),O(4)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         No
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             NAP
 LOAN PURPOSE:                     Acquisition

                PROPERTY INFORMATION
-----------------------------------------------------

 SINGLE ASSET/PORTFOLIO:       Single Asset
 TITLE:                        Fee
 PROPERTY TYPE:                Retail -- Anchored
 SQUARE FOOTAGE:               232,666
 LOCATION:                     Dallas, TX
 YEAR BUILT/RENOVATED:         1952/2002
 OCCUPANCY:                    88.5%
 OCCUPANCY DATE:               11/03/04
 NUMBER OF TENANTS:            16
 HISTORICAL NOI:
   2002:                       $849,033
   2003:                       $2,592,554
   TTM AS OF 10/31/04:         $3,273,664
 AVERAGE OCCUPANCY COSTS(1):   9.10%
 UW REVENUES:                  $6,092,314
 UW EXPENSES:                  $2,376,320
 UW NOI:                       $3,715,994
 UW NET CASH FLOW:             $3,631,534
 APPRAISED VALUE:              $61,000,000
 APPRAISAL DATE:               11/04/04

                               SIGNIFICANT TENANTS
                                                              MOODY'S/     SQUARE
 TENANT NAME                       PARENT COMPANY           S&P/FITCH(2)    FEET
--------------------------------- ----------------------- -------------- ---------

 MARSHALL'S MEGA STORE            TJX Companies               A3/A/NR    50,023
 DSW SHOE WAREHOUSE               Retail Ventures, Inc.         NR       31,981
 ROSS STORES #591                 Ross Stores, Inc.          NR/BBB/NR   30,752
 FITZ AND FLOYD RETAIL OF TEXAS   N/A                           NR       19,154
 CVS PHARMACY                     CVS Corp.                  A3/A-/A-    11,470
 OFFICE DEPOT                     Office Depot, Inc.       Baa3/BBB-/NR  10,000

                                                             LEASE
                                      % OF     BASE RENT   EXPIRATION       SALES
 TENANT NAME                          GLA         PSF         YEAR        FIGURES
--------------------------------- ---------- ------------ ------------ -------------

 MARSHALL'S MEGA STORE                21.5%    $ 18.00        2012     $8,494,946
 DSW SHOE WAREHOUSE                   13.7%    $ 22.50        2012     $6,236,295
 ROSS STORES #591                     13.2%    $ 17.67        2013     $4,999,045
 FITZ AND FLOYD RETAIL OF TEXAS        8.2%    $ 11.00        2014     NA
 CVS PHARMACY                          4.9%    $ 28.00        2025     NA
 OFFICE DEPOT                          4.3%    $ 21.00        2013     NA

1  Based on sales figures for Marshall's Mega Store, DSW Shoe Warehouse and Ross
   Stores #591.

2  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                              PROPERTY AND MARKET

THE BORROWER. This property is owned by multiple Texas limited partnership borrowers under a syndicated tenant in common structure. Each borrower owns a percentage interest in the property, has a single-member Delaware limited liability company as its general partner and the tenant in common investor as its sole limited partner. The investor is also the sole member of the related general partner. The sponsors are Creekstone Partners, LLC and U.S. Advisors,
LLC.

THE PROPERTY. Preston Center Pavilion & Square is a 3-building, 232,666-square foot anchored shopping complex located in central Dallas, Texas. The buildings were originally built in 1952, 1958, 1962 and 1980, but were redeveloped and renovated in 2002. It is anchored by a Marshall's Mega Store, DSW Shoe
Warehouse, Ross Dress for Less, CVS Drugs, Fitz & Floyd and Office Depot.
Preston Center is located on approximately 4.51 acres generally bounded by
Westchester Drive, Luther Lane, Douglas Avenue and Berkshire Lane. It is within a block of both Northwest Highway, a major east-west route through central
Dallas and the Dallas North Tollway, a limited access highway extending from downtown Dallas north to Frisco, Texas.

THE MARKET(3). Preston Center Pavilion & Square is located in the heart of the
Preston Center commercial district of Dallas, an office and retail submarket generally located in the cities of University Park and Highland Park and the adjacent Dallas neighborhoods of Preston Hollow and Bluffview. This commercial district contains approximately three million square feet of office space and approximately 450,000 square feet of retail space, slightly more than half of which retail space is located within the subject property. Preston Center's overall retail submarket is known as Oak Lawn/Park Cities, an area of 88 shopping centers containing four million square feet of retail space. This retail submarket had a first quarter 2004 occupancy rate of 91.7%, nearly 3%
higher than the Dallas-Fort Worth metropolitan area. Occupancy in this retail submarket has not dropped below 90% in more than 10 years. In 2003, population within a one-mile radius of the property was 11,386 with a median household income of $122,586. There were 136,831 people within a 3-mile radius with a median household income of $75,755 and 400,208 people within a 5-mile radius with a median household income of $60,930. Rents at Preston Center range from
$11-$29 per square foot triple net. Average rent for the six anchor stores is
$18.94 per square foot triple net. Average rent for the in-line tenants is
$25.87 per square foot.

--------------------------------------------------------------------------------

3  Certain information was obtained from the Preston Center Pavilion & Square appraisal dated November 4, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    71 of 79

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NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                     CORNERSTONE BRANDS DISTRIBUTION CENTER

[PHOTO AND MAP OF CORNERSTONE BRANDS DISTRIBUTION CENTER OMITTED]

                                    72 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN ONE OR MORE SUBSEQUENT TERM SHEETS AND, ULTIMATELY, BY THE FINAL
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NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                     CORNERSTONE BRANDS DISTRIBUTION CENTER

                       MORTGAGE LOAN INFORMATION
-----------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $40,500,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $40,424,836
 % OF POOL BY IPB:                 1.4%
 LOAN SELLER:                      JPMorgan Chase Bank, N.A.
 BORROWERS:                        Union Venture, LLC, West Chester
                                   Venture, LLC, Newtown Holding,
                                   LLC, Bradley Cornerstone, LLC,
                                   Gurnee Holding, LLC, Henderson
                                   Holding, LLC, PS Union, LLC
 SPONSOR:                          Sherwin N. Jarol
 ORIGINATION DATE:                 01/13/05
 INTEREST RATE:                    5.5400%
 INTEREST ONLY PERIOD:             NA
 MATURITY DATE:                    02/01/13
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            300 Months
 REMAINING AMORTIZATION:           299 Months
 CALL PROTECTION:                  L(24),Def(68),O(3)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Hard
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             NA
 LOAN PURPOSE:                     Acquisition

                       PROPERTY INFORMATION
-------------------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single
 TITLE:                    Fee
 PROPERTY TYPE:            Industrial -- Warehouse/Distribution
 SQUARE FOOTAGE:           970,168
 LOCATION:                 West Chester, OH
 YEAR BUILT/RENOVATED:     1999
 OCCUPANCY:                100.0%
 OCCUPANCY DATE:           03/01/05
 NUMBER OF TENANTS:        1
 HISTORICAL NOI:
   2002:                   $4,972,243
   2003:                   $5,065,338
   TTM AS OF 10/31/04:     $5,172,144
 UW REVENUES:              $7,548,230
 UW EXPENSES:              $2,679,955
 UW NOI:                   $4,868,275
 UW NET CASH FLOW:         $4,433,307
 APPRAISED VALUE:          $54,000,000
 APPRAISAL DATE:           11/23/04

                                                        TENANT
                                                                                                               LEASE
                                                 MOODY'S/                                     BASE RENT     EXPIRATION
 TENANT NAME      PARENT COMPANY               S&P/FITCH(1)    SQUARE FEET      % OF GLA         PSF           YEAR
--------------   --------------------------   ------------   --------------   -----------   ------------   -----------

 CORNERSTONE     Cornerstone Brands, Inc.          NR        970,168              100.0%       $5.44       2012

1  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                              PROPERTY AND MARKET

THE BORROWER. The borrower is composed of 7 tenants-in-common ("TIC"). The largest ownership interest is held by Union Venture, LLC, a special purpose entity managed by Bradley Associates, LLC, with Sherwin Jarol as the main principal. Sherwin Jarol is the managing member of Bradley Associates, LLC and 5 of the 7 TICs. Bradley Associates, LLC has acquired over 90 properties nationwide, which represent approximately 14 million square feet of industrial, office and retail space and market value exceeding $600 million. Sherwin Jerol has been in the real estate industry for over 25 years and has extensive experience in real estate finance, acquisition and management.

THE PROPERTY. Cornerstone Brands Distribution Center is a Class A one-story distribution facility located on 57.3 acres in the Cincinnati metropolitan statistical area of West Chester, Ohio. The property was built in 1999 for
Cornerstone Brands, Inc., and is an order fulfillment facility serving as the consolidated distribution center for all six of Cornerstone's catalog brands. It also includes a call center, retail outlet and the corporate headquarters.

The property is located within the West Chester commercial distribution complex area and therefore has access to Interstates 71, 75, and 275. The regional highway network provides the property with access to every major market in the nation, including Cincinnati and Dayton, Ohio. Rent at Cornerstone Brands
Distribution is approximately $5.44 per square foot.

THE MARKET(2). Cornerstone Brands Distribution Center is located in the northern sub-market of Cincinnati, Ohio. As of 2003, the population within a 3 mile radius of the property was approximately 38,122, with an average household income of approximately $86,619. There are approximately 1,244 buildings totaling approximately 62,954,487 square feet of industrial building inventory in the submarket, with a vacancy rate of approximately 11.7%. Submarket bulk warehouse rent ranges from approximately $2.70 per square foot to approximately
$3.00 per square foot triple net. Rents for smaller warehouse space in the submarket ranges from approximately $3.00 per square foot to approximately $3.50 per square foot. Rents for comparable properties ranged from approximately $2.62 per square foot to approximately $3.40 per square foot triple net.

--------------------------------------------------------------------------------

2  Certain information was obtained from the Cornerstone Brands Distribution
   Center appraisal dated November 23, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    73 of 79

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NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                              400 6TH STREET S.W.

[PHOTO AND MAP OF 400 6TH STREET S.W. OMITTED]

                                    74 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN ONE OR MORE SUBSEQUENT TERM SHEETS AND, ULTIMATELY, BY THE FINAL
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NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                              400 6TH STREET S.W.

                        MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $38,000,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $38,000,000
 % OF POOL BY IPB:                 1.3%
 LOAN SELLER:                      LaSalle Bank National Association
 BORROWER:                         Columbia Funding Corp.
 SPONSOR:                          NA
 ORIGINATION DATE:                 01/12/05
 INTEREST RATE:                    4.7930%
 INTEREST ONLY PERIOD:             60 Months
 ARD DATE:                         02/01/10
 MATURITY DATE:                    02/01/35
 AMORTIZATION TYPE:                Interest Only
 ORIGINAL AMORTIZATION:            NA
 REMAINING AMORTIZATION:           NA
 CALL PROTECTION:                  L(24),Def(33),O(2)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Cash Management Agreement
 ADDITIONAL DEBT:                  Yes
 ADDITIONAL DEBT TYPE:             Four subordinate unsecured promissory
                                   notes totaling $7.98 million
 LOAN PURPOSE:                     Acquisition

            PROPERTY INFORMATION
---------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Office -- CBD
 SQUARE FOOTAGE:           128,723
 LOCATION:                 Washington, DC
 YEAR BUILT/RENOVATED:     1967/1999
 OCCUPANCY:                100.0%
 OCCUPANCY DATE:           03/01/05
 NUMBER OF TENANTS:        1
 HISTORICAL NOI:
   2002:                   NA
   2003:                   NA
   TTM AS OF 10/31/04:     $3,364,489
 UW REVENUES:              $5,172,184
 UW EXPENSES:              $1,617,100
 UW NOI:                   $3,555,084
 UW NET CASH FLOW:         $3,375,672
 APPRAISED VALUE:          $48,000,000
 APPRAISAL DATE:           11/03/04

                                                   SIGNIFICANT TENANTS
                                                                                                                  LEASE
                                                      MOODY'S/       SQUARE                      BASE RENT     EXPIRATION
 TENANT NAME                PARENT COMPANY          S&P/FITCH(1)     FEET        % OF GLA          PSF            YEAR
-----------------------   ----------------------   ------------   ----------   ------------   -------------   -----------

 DISTRICT OF COLUMBIA     District of Columbia      A2/A-/A-      128,723          100.0%        $ 33.52      2010

1 Ratings provided are based on general obligation bonds.

                              PROPERTY AND MARKET

THE BORROWER. The borrowing entity for the transaction is Columbia Funding
Corp., which master leases the property to Columbia Building Company. Columbia
Building Company will be 100% controlled by The Securities House K.S.C.C.
("Securities House"). Securities House will control the master lessee and its
Cayman-based shareholder entities through contractual/asset administration agreements. Securities House will syndicate up to 90% of its beneficial ownership to its investor clients. Securities House has retained Arch Street
Capital Advisors, L.L.C. ("Arch Street") as its asset manager and owner's representative in the United States. The principal of Arch Street, Craig
Friedman, will be directly involved with the property's asset management. Arch
Street is a real estate investment firm that currently manages over $1 billion in United States real estate assets on behalf of foreign real estate clients.

THE PROPERTY. The property serves as the headquarters for the Child and Family
Services Agency (CFSA) and features underground parking in a two-level garage accommodating 219 vehicles. The CFSA has over 900 employees and serves nearly
7,000 abused and neglected children in the District of Columbia. The agency is currently operating with an annual budget of $208 million and an annual projected 2005 budget of $236 million. Additionally, the tenant's operating budget has increased by an average of 14% per year for the past five years. The building, constructed in 1967, underwent a full base building renovation in
1999, which included upgrades to the building's HVAC systems, enhancements to the first-floor exterior, and complete upgrade of the interior buildout.

THE MARKET(2). According to the report of a third party market data service, the
District of Columbia office market currently contains approximately 87.6 million square feet of space in 554 buildings and is divided among seven submarkets. The
Southwest submarket (the property's submarket) contains over 7.6 million square feet of space or 8.7% of the area's total inventory. The Fourth Quarter 2004 vacancy rate for the Southwest submarket was 1.5%. The appraiser, CBRE, identified six comparables in the market with effective rents ranging from
$30.84 to $38.94. Rent at the property is $33.52 which is within the market rental range.

--------------------------------------------------------------------------------

2  Certain information was obtained from the 400 6th Street S.W. appraisal dated
   November 3, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    75 of 79

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NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                 ON THE AVENUE

[PHOTO AND MAP OF ON THE AVENUE OMITTED]

                                    76 of 79

THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN ONE OR MORE SUBSEQUENT TERM SHEETS AND, ULTIMATELY, BY THE FINAL
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NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                 ON THE AVENUE

                      MORTGAGE LOAN INFORMATION
---------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $37,500,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $37,205,506
 % OF POOL BY IPB:                 1.3%
 LOAN SELLER:                      Eurohypo AG, New York Branch
 BORROWER:                         2170-2178 Broadway, LLC
 SPONSORS:                         Kevin P. Maloney, Ziel Feldman
 ORIGINATION DATE:                 09/30/04
 INTEREST RATE:                    5.3750%
 INTEREST ONLY PERIOD:             NA
 MATURITY DATE:                    10/01/09
 AMORTIZATION TYPE:                Balloon
 ORIGINAL AMORTIZATION:            300 Months
 REMAINING AMORTIZATION:           295 Months
 CALL PROTECTION:                  L(24),Def(28),O(3)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         Hard
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             NA
 LOAN PURPOSE:                     Refinance

                 PROPERTY INFORMATION
-------------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Hotel -- Limited Service
 ROOMS:                    267
 LOCATION:                 New York, NY
 YEAR BUILT/RENOVATED:     1912/2003
 OCCUPANCY:                77.0%
 OCCUPANCY DATE:           07/31/04
 HISTORICAL NOI:
   2002:                   $3,278,876
   2003:                   $4,196,285
   TTM AS OF 07/31/04:     $5,446,599
 UW REVENUES:              $12,860,131
 UW EXPENSES:              $1,002,014
 UW NOI:                   $5,742,696
 UW NET CASH FLOW:         $5,228,291
 APPRAISED VALUE:          $60,300,000
 APPRAISAL DATE:           09/01/04

               BORROWER, PROPERTY, MARKET AND PROPERTY MANAGEMENT

THE BORROWER. The borrower is 2170-2178 Broadway Owner, LLC, a newly formed special purpose entity sponsored by Kevin P. Maloney and Ziel Feldman. Mr.
Maloney and Mr. Feldman have over 20 years of experience in the real estate industry including the active management of two other New York City hotels, significant multifamily holdings and warehouse space in the metropolitan area.

THE PROPERTY. On the Avenue Hotel consists of 358 rooms, 267 of which are newly renovated hotel guest rooms, while the remaining 91 currently operate as Single
Room Occupancy ("SRO") units with 51 being currently occupied. The hotel is located at the intersection of Broadway and 77th Street on Manhattan's Upper
West Side. The 267 guest rooms have new soft goods, marble bathrooms and layouts designed to take advantage of the views of Manhattan's Upper West Side. The 91
SRO units, which are currently part of the collateral (though generating minimal income), are in the process of being converted into guest rooms. The ground floor is currently 100% occupied by four retail tenants.

The area surrounding On The Avenue is home to Columbia University and Lincoln
Center and has a dense residential population. In addition, a number of media companies are headquartered in the immediate vicinity.

THE MARKET(1). A reduction in the inventory of moderately priced hotels on the
Upper West Side has occurred due to the closing of the 381-unit Empire Hotel, located on West 63rd Street near Lincoln Center in December 2003 and the closing of the 365-room Mayflower Hotel on Central Park West at 61st Street in October
2004. Market reports projected that revenue per available room would increase in
2004 by 18.9% compared to 2003. This projected increase was due to a projected
9.1% increase in occupancy combined with a 9% rise in the average daily room rate. The property has performed in line with the market throughout the past few years with occupancy rates in the mid 70% range and average daily rates of approximately $150.

PROPERTY MANAGEMENT. On The Avenue is managed by Citilife Hotels, LLC., which is owned by Property Markets Group (PMG) which has significant experience in the residential, lodging and warehouse sectors.

--------------------------------------------------------------------------------

1  Certain information was obtained from the On The Avenue appraisal dated
   September 1, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

                                    77 of 79

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STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                GATEWAY PAVILION

[PHOTOS AND MAP OF GATEWAY PAVILION OMITTED]

                                    78 of 79

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CONTAINED IN ONE OR MORE SUBSEQUENT TERM SHEETS AND, ULTIMATELY, BY THE FINAL
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NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.

STRUCTURAL AND COLLATERAL TERM SHEET                           JPMCC 2005-LDP1

                                GATEWAY PAVILION

                       MORTGAGE LOAN INFORMATION
------------------------------------------------------------------------

 ORIGINAL PRINCIPAL BALANCE:       $35,842,000
 CUT-OFF DATE PRINCIPAL BALANCE:   $35,842,000
 % OF POOL BY IPB:                 1.2%
 LOAN SELLER:                      LaSalle Bank National Association
 BORROWER:                         Inland Western Avondale
                                   McDowell, L.L.C.
 SPONSORS:                         Inland Western Retail Real Estate
                                   Trust, Inc and Inland Western
                                   Avondale McDowell, L.L.C
 ORIGINATION DATE:                 12/30/04
 INTEREST RATE:                    4.6700%
 INTEREST ONLY PERIOD:             60 Months
 MATURITY DATE:                    01/01/10
 AMORTIZATION TYPE:                Interest Only
 ORIGINAL AMORTIZATION:            NA
 REMAINING AMORTIZATION:           NA
 CALL PROTECTION:                  L(21),Grtr1%or YM(33),O(4)
 CROSS-COLLATERALIZATION:          No
 LOCK BOX:                         No
 ADDITIONAL DEBT:                  No
 ADDITIONAL DEBT TYPE:             NA
 LOAN PURPOSE:                     Acquisition(1)

              PROPERTY INFORMATION
-------------------------------------------------

 SINGLE ASSET/PORTFOLIO:   Single Asset
 TITLE:                    Fee
 PROPERTY TYPE:            Retail -- Anchored
 SQUARE FOOTAGE:           273,610(2)
 LOCATION:                 Avondale, AZ
 YEAR BUILT/RENOVATED:     2004
 OCCUPANCY:                97.1%
 OCCUPANCY DATE:
 NUMBER OF TENANTS:        41
 HISTORICAL NOI:           NA
 UW REVENUES:              $5,518,705
 UW EXPENSES:              $1,393,008
 UW NOI:                   $4,125,698
 UW NET CASH FLOW:         $3,916,524
 APPRAISED VALUE:          $62,000,000
 APPRAISAL DATE:           08/28/04

                                                     SIGNIFICANT TENANTS
                                                                                                                       LEASE
                                                        MOODY'S/                                      BASE RENT     EXPIRATION
 TENANT NAME            PARENT COMPANY                S&P/FITCH(3)    SQUARE FEET      % OF GLA(2)       PSF           YEAR
--------------------   ---------------------------   ------------   --------------   ------------   ------------   -----------

 SPORTS AUTHORITY      Sports Authority                   NR        35,700                13.1%       $11.50       2014
 MOR FURNITURE         Mor Furniture                      NR        35,000                12.8%       $9.90        2014
 CIRCUIT CITY          Circuit City Stores, Inc.          NR        32,500                11.9%       $13.08       2019
 MARSHALL'S            TJX Companies, Inc.              A3/A/NR     28,150                10.3%       $9.50        2013
 BED BATH & BEYOND     Bed Bath & Beyond, Inc.         NR/BBB/NR    25,063                 9.2%       $11.00       2014

1  Borrower acquired the property on December 7, 2004 with its own funds and the loan proceeds were used as an equity recapture.

2  Does not include the improvements totaling 28,300 square feet owned and occupied by McDonald's, Krispy Kreme, Paul Lee's Chinese, Red Robin and
   Carrabbas.

3  Ratings provided are for the entity listed in the "Parent Company" field whether or not the parent company guarantees the lease.

                              PROPERTY AND MARKET

THE PROPERTY. Gateway Pavilion is a 273,610 square foot power center located in
Avondale (Phoenix), Arizona. Anchors at the property include: Sports Authority
(13.1% of space, 8.9% of income), Mor Furniture (12.8% of space, 7.5% of income), Circuit City (11.9% of space, 9.2% of income), Marshall's (10.3% of space, 5.8% of income), Bed, Bath & Beyond (9.2% of space, 6.0% of income),
Borders Books (7.3% of space, 5.3% of income) and Petco (5.4% of space, 5.3% of income). In addition, the property is shadow anchored by Costco and Harkins
Theater. Construction at the property was recently completed.

THE BORROWER. Inland Western Avondale McDowell, L.L.C., is a single member
Delaware limited liability company that is owned 100% by Inland Western Retail
Real Estate Trust, Inc. (the "REIT"). The REIT was formed in March of 2003, as a
Maryland corporation created to acquire and manage a diversified portfolio of real estate, primarily multi-tenant shopping centers. It is structured as a traditional REIT with no operating partnership. The REIT's goal is to purchase properties principally west of the Mississippi River and evaluate potential acquisition opportunities of properties east of the Mississippi River on a property by property basis, taking into consideration investment objectives and available funds. As of September 30, 2004 the Company had $2.67 billion in assets (at cost) including 68 properties.

THE MARKET(4). According to the appraiser, Walden-Marling, Inc., Gateway
Pavilion is located in the West/Southwest submarket of Phoenix. The
West/Southwest submarket contains approximately 12.6 million square feet and a vacancy of 8.0%. However, the five direct comparables identified by the subject report 98.4% occupancy. According to the the report of a third party market data service, the average asking lease rate for Neighborhood/Community centers in
Phoenix is $16.43 per square foot. The five properties identified by the appraiser as direct comparables reported rents ranging from $19.00 per square foot to $30.00 per square foot, with contract rates of $15.00 per square foot to
$30.00 per square foot. Rents at the property range from $9.50 per square foot to $31.53 per square foot, with an average of $15.06 per square foot. Based on the market comparables provided and the property's 97.1% lease-up, rents at the property are considered to be at market levels.

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4  Certain information was obtained from the Gateway Pavilion appraisal dated
   August 28, 2004. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

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THE INFORMATION HEREIN WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION
CONTAINED IN ONE OR MORE SUBSEQUENT TERM SHEETS AND, ULTIMATELY, BY THE FINAL
PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID
NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR SALES REPRESENTATIVE.